             As filed with Securities and Exchange Commission on
                                April 29, 2002
                                                 Registration No. 333-89409
------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          -------------------------
                                   FORM S-6
                    POST-EFFECTIVE AMENDMENT NO. 5 TO THE
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          -------------------------

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                            (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                             (Name of Depositor)
                             501 Boylston Street
                         Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                          -------------------------

                                MARIE C. SWIFT
                      Second Vice President and Counsel
                      New England Life Insurance Company
                             501 Boylston Street
                         Boston, Massachusetts 02117
                   (Name and address of agent for service)

                                  Copies to:
                               STEPHEN E. ROTH
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                          -------------------------

     It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph(b)
         [X] on May 1, 2002 pursuant to paragraph(b)
         [ ] 60 days after filing pursuant to paragraph(a)(1)
         [ ] on (date) pursuant to paragraph(a)(1) of Rule 485
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:       Flexible Premium Adjustable
Variable Survivorship Life Insurance Policies

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                      REGISTRATION STATEMENT ON FORM S-6

                            CROSS-REFERENCE SHEET

FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
-----------                ---------------------
1                          Cover Page
2                          Cover Page
3                          Inapplicable
4                          Distribution of the Policies
5                          NELICO
6                          The Variable Account
9                          Inapplicable
10(a)                      Other Policy Features
10(b)                      Policy Values and Benefits
10(c), (d), (e)            Death Benefit; Cash Value; Conversion Rights; Lapse and
                           Reinstatement; Surrender; Partial Surrender; Right to
                           Return the Policy; Loan Provision; Transfer Option;
                           Premiums; Dollar Cost Averaging; Asset Rebalancing
10(f), (g), (h)            Voting Rights; Rights Reserved by NELICO;
10(i)                      Limits to NELICO's Right to Challenge the Policy; Payment
                           of Proceeds; Investment Options
11                         The Variable Account
12                         Investments of the Variable Account; Distribution of the
                           Policies
13                         Charges and Expenses; Distribution of the Policies;
                           NELICO's Income Taxes; Appendix A
14                         Amount Provided for Investment Under the Policy;
                           Distribution of the Policies
15                         Premiums
16                         Investments of the Variable Account
17                         Captions referenced under Items 10(c), (d), (e) and (i)
                           above
18                         The Variable Account; Net Investment Experience
19                         Reports; Distribution of the Policies
20                         Captions referenced under Items 6 and 10(g) above
21                         Loan Provision
22                         Inapplicable
23                         Inapplicable
24                         Limits to NELICO's Right to Challenge the Policy
25                         NELICO
26                         Distribution of the Policies
27                         NELICO
28                         Management
29                         NELICO
30                         Inapplicable
31                         Inapplicable
32                         Inapplicable

FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
-----------                ---------------------
33                         Inapplicable
34                         Distribution of the Policies
35                         NELICO
36                         Inapplicable
37                         Inapplicable
38                         Distribution of the Policies
39                         Distribution of the Policies
40                         Distribution of the Policies
41(a)                      Distribution of the Policies
42                         Inapplicable
43                         Inapplicable
44(a)                      Investments of the Variable Account; Amount Provided for
                           Investment Under the Policy; Deductions from Premiums;
                           Flexible Premiums
44(b)                      Charges and Expenses
44(c)                      Flexible Premiums; Deductions from Premiums
45                         Inapplicable
46                         Investments of the Variable Account; Captions referenced
                           under Items 10(c), (d) and (e) above
47                         Inapplicable
48                         Inapplicable
49                         Inapplicable
50                         Inapplicable
51                         Cover Page; Death Benefit; Lapse and Reinstatement;
                           Charges and Expenses; Additional Benefits by Rider;
                           Conversion Rights; Payment Options; Policy Owner and
                           Beneficiary; Premiums; Distribution of the Policies
52                         Rights Reserved by NELICO
53                         Tax Considerations
54                         Inapplicable
55                         Inapplicable
59                         Financial Statements

This registration statement incorporates by reference the prospectus dated May 1, 2001 as filed in Post-Effective Amendment No. 4 filed on April 26, 2001 to the Registration Statement on Form S-6 (File No. 333-89409).

                         ZENITH SURVIVORSHIP LIFE 2002

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

    You may choose among five death benefit options. Three provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

    You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

State Street Research Bond Income Series
MFS Total Return Series
State Street Research Money Market Series

Zenith Equity Series


FI Structured Equity Series

Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series

Harris Oakmark Focused Value Series

MFS Investors Trust Series
MFS Research Managers Series

FI Mid Cap Opportunities Series


METROPOLITAN SERIES FUND, INC.

Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio

MetLife Mid Cap Stock Index Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


State Street Research Aurora Portfolio


Janus Growth Portfolio


State Street Research Investment Trust Portfolio


Franklin Templeton Small Cap Growth Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Harris Oakmark Large Cap Value Portfolio


State Street Research Large Cap Value Portfolio


MET INVESTORS SERIES TRUST


MFS Mid Cap Growth Portfolio


PIMCO Innovation Portfolio


Met/AIM Mid Cap Core Equity Portfolio


Met/AIM Small Cap Growth Portfolio


PIMCO Total Return Portfolio


State Street Research Concentrated International Portfolio


VARIABLE INSURANCE PRODUCTS FUND ("VIP")

Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")

Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES


American Funds Growth Fund


American Funds Growth-Income Fund


American Funds Global Small Capitalization Fund



    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. Generally, you receive Zenith State Street Research Money Market Sub-Account performance until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.


    You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.


    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.


    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2002

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
     The Policies...........................................    A-5
     Availability of the Policy.............................    A-7
     Policy Charges.........................................    A-7
     How the Policy Works...................................    A-8
     Receipt of Communications and Payments at NELICO's
      Designated Office.....................................    A-9
     NELICO.................................................    A-9
POLICY VALUES AND BENEFITS..................................   A-11
     Death Benefit..........................................   A-11
     Guaranteed Death Benefit Rider.........................   A-12
     Expanded Death Benefit Rider...........................   A-13
     Change in Death Benefit Option.........................   A-13
     Death Proceeds Payable.................................   A-14
     Cash Value.............................................   A-14
     Net Investment Experience..............................   A-14
     Allocation of Net Premiums.............................   A-15
     Amount Provided for Investment under the Policy........   A-15
     Right to Return the Policy.............................   A-16
CHARGES AND EXPENSES........................................   A-16
     Deductions from Premiums...............................   A-16
     Surrender Charge.......................................   A-17
     Monthly Deduction from Cash Value......................   A-18
     Charges Against the Eligible Funds.....................   A-21
     Group or Sponsored Arrangements........................   A-24
PREMIUMS....................................................   A-24
     Flexible Premiums......................................   A-24
     Lapse and Reinstatement................................   A-25
OTHER POLICY FEATURES.......................................   A-26
     Loan Provision.........................................   A-26
     Surrender..............................................   A-27
     Partial Surrender......................................   A-27
     Reduction in Face Amount...............................   A-28
     Investment Options.....................................   A-28
     Transfer Option........................................   A-28
     Dollar Cost Averaging..................................   A-29
     Asset Rebalancing......................................   A-29
     Payment of Proceeds....................................   A-30
     Conversion Rights......................................   A-30
     Policy Split Rider.....................................   A-31
     Payment Options........................................   A-31
     Additional Benefits by Rider...........................   A-32
     Policy Owner and Beneficiary...........................   A-33
THE VARIABLE ACCOUNT........................................   A-33
     Investments of the Variable Account....................   A-34
     Investment Management..................................   A-36
     Substitution of Investments............................   A-38
     Share Classes of the Eligible Funds....................   A-38
THE FIXED ACCOUNT...........................................   A-39
     General Description....................................   A-39
     Values and Benefits....................................   A-39
     Policy Transactions....................................   A-39

                                                              PAGE
                                                              -----
DISTRIBUTION OF THE POLICIES................................   A-40
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-41
     Notification of First Death............................   A-41
     Misstatement of Age or Sex.............................   A-41
     Suicide................................................   A-41
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-42
     Tax Treatment of Policy Benefits.......................   A-42
     NELICO's Income Taxes..................................   A-45
MANAGEMENT..................................................   A-45
VOTING RIGHTS...............................................   A-47
RIGHTS RESERVED BY NELICO...................................   A-48
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-48
TOLL-FREE NUMBERS...........................................   A-48
REPORTS.....................................................   A-48
ADVERTISING PRACTICES.......................................   A-49
LEGAL MATTERS...............................................   A-49
REGISTRATION STATEMENT......................................   A-49
EXPERTS.....................................................   A-49
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS........   A-50
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-56
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-76
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE.............   A-77
APPENDIX E: TAX INFORMATION.................................   A-78
APPENDIX F: CASH VALUE ACCUMULATION TEST AND GUIDELINE
  PREMIUM TEST..............................................   A-79
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date.

     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

     NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

     TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.

     YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

     The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

     Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

     -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

     -- You can allocate net premiums to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith State Street Research Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

     -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

     -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                       ---------------------------------------------------------
         FIXED ACCOUNT. We have the right to restrict transfers of cash value
         -------------
         and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

     -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

     -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

     -- You may choose among five death benefit options under the Policy. The three level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

     -- If it is available to you and you elect the Guaranteed Death Benefit Rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan balance at least equals certain minimum amounts. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

     -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)

     -- Once we mail the confirmation of the first premium (in some states, 15 days after that) the Policy allows you to transfer cash value among the sub-accounts and to the Fixed Account. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)

     -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

     -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, we believe it is reasonable to conclude that undistributed increases in cash value should not be taxable to you. (See "Tax Considerations".)

     -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

     -- If the Policy is not a modified endowment contract, we believe that loans under the Policy should generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. (However, the issue is not free from doubt and a tax adviser should be consulted about such loans.) With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

     -- During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. (See "Right to Return the Policy".)

     -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Months Conversion Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Months Conversion Right is to offer you fixed Policy values and benefits. (See "24 Months Conversion Right" for more information on this provision and its variations under Policies issued in Maryland, Connecticut and New York.)

     In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

     The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

     The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

     -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

     -- If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

     -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

     -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

     -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

     --  Dividends and capital gains are automatically reinvested.

     For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

     The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the younger insured's age 100. (See "Other Policy Features -- Additional Benefits by Rider".) To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

POLICY CHARGES

     For a description of Policy charges, see "How the Policy Works" on the next page and the section "Charges and Expenses" later in the prospectus.

HOW THE POLICY WORKS   [HOW THE POLICY WORKS FLOW CHART]
PREMIUM PAYMENTS
-Flexible
-Planned premium options
-Minimum premium (in first five Policy years)
-Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available if you choose "Outside Term")
CHARGES FROM PREMIUM PAYMENTS
-Sales Load:
 - yr. 1: 26.5% up to Target Premium and 4% above Target


 - yrs. 2-10: 11.5% (9% if initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is at least $1 million) up to Target Premium and 4% above Target


 - yrs. 11+: 4% of premiums
-State Premium Tax Charge: 2.5%
-Charge for Federal Taxes: 1%
LOANS
-After we mail the initial premium confirmation, you may borrow a portion of your cash value
-Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest.


RETIREMENT BENEFITS


-Fixed settlement options are available for policy proceeds

CASH VALUES

-Net premium payments invested in your choice of Eligible Fund investments (generally after an initial period during which net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account may be credited) or the Fixed Account

-The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
-We do not guarantee the cash value invested in the Eligible Funds
-Any earnings you accumulate are generally free of any current income taxes
-You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
-You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
-Paid upon the 2nd death
-Level or Variable Death Benefit Options apply until age 100 of the younger insured
-Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances) -Income tax free to named beneficiary
-Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida.
-If you add Survivorship Level Term Insurance coverage, you elect whether to include it in the calculation of the base Policy death benefit or simply add the term proceeds to the base Policy proceeds. In New York any term proceeds must be added to the base Policy proceeds ("Outside Term").
-Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured. DAILY DEDUCTIONS FROM ASSETS

-Investment advisory fees and other expenses are deducted from the Eligible Fund values (currently .31% to 1.16%)

BEGINNING OF MONTH CHARGES
-We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
-Any Rider Charges


-Policy Fee: currently $12.50 (maximum) per month in years 1-3 and $5.50 (maximum, except not to exceed $12.50 in New Jersey) per month thereafter


-Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan)


-Administrative Charge: currently $0.08 per $1,000 of face amount (base Policy plus Survivorship Level Term Insurance Rider) monthly in the first three Policy years, $0.06 per $1000 of base policy face amount thereafter. If initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, $0.035 per $1,000 of base Policy face amount in years four and later. Current rates are guaranteed maximum rates except in New Jersey where maximum rate is $0.08 per $1,000 in all Policy years.



-Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1,000 of face amount (base Policy and any joint or single life term rider) monthly.


SURRENDER CHARGE
-Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
-If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
-You may surrender the Policy at any time for its cash surrender value -Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
-Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
-Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE


     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.


     The Designated Office for various Policy transactions is as follows:



Premium Payments                 New England Financial
                                 P.O. Box 4332
                                 Carol Stream, IL 60197-4332
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
                                 (800) 388-4000
All Other Transactions and       New England Financial/MetLife
  Inquiries                      P.O. Box 543
                                 Warwick, RI 02887-0543
                                 (800) 388-4000


NELICO


     NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.


     The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

NELICO


(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.


VARIABLE ACCOUNT
----------------
      Zenith Equity Growth Sub-Account
      Zenith State Street Research Bond Income Sub-Account
      Zenith State Street Research Money Market Sub-Account
      Zenith MFS Total Return Sub-Account
      Zenith FI Structured Equity Sub-Account
      Zenith Loomis Sayles Small Cap Sub-Account
      Zenith Balanced Sub-Account
      Zenith Alger Equity Growth Sub-Account
      Zenith Davis Venture Value Sub-Account
      Zenith Harris Oakmark Focused Value Sub-Account
      Zenith MFS Investors Trust Sub-Account
      Zenith MFS Research Managers Sub-Account
      Zenith FI Mid Cap Opportunities Sub-Account
      Metropolitan Putnam Large Cap Growth Sub-Account
      Metropolitan Janus Mid Cap Sub-Account
      Metropolitan Russell 2000 Index Sub-Account
      Metropolitan Putnam International Stock Sub-Account
      Metropolitan MetLife Stock Index Sub-Account
      Metropolitan MetLife Mid Cap Stock Index Sub-Account
      Metropolitan Morgan Stanley EAFE Index Sub-Account
      Metropolitan Lehman Brothers Aggregate Bond Index Sub-Account
      Metropolitan State Street Research Aurora Sub-Account
      Metropolitan Janus Growth Sub-Account
      Metropolitan State Street Investment Trust Sub-Account
      Metropolitan Franklin Templeton Small Cap Growth Sub-Account
      Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Account Metropolitan Harris Oakmark Large Cap Value Sub-Account
      Metropolitan State Street Research Large Cap Value Sub-Account
      Met Investors MFS Mid Cap Growth Sub-Account
      Met Investors PIMCO Innovation Sub-Account
      Met Investors Met/AIM Mid Cap Core Equity Sub-Account
      Met Investors Met/AIM Small Cap Growth Sub-Account
      Met Investors PIMCO Total Return Sub-Account
      Met Investors State Street Research Concentrated International Sub-Account VIP Equity-Income Sub-Account
      VIP Overseas Sub-Account
      VIP High Income Sub-Account
      VIP II Asset Manager Sub-Account
      American Funds Growth Sub-Account
      American Funds Growth-Income Sub-Account
      American Funds Global Small Capitalization Sub-Account


  ---------------------------------
  Premiums and Unscheduled Payments
  ----------------------------------------------
  Sub-accounts buy shares of the Eligible Funds.
  -----------------------------------------------


NEW ENGLAND ZENITH FUND
-----------------------
      Zenith Equity Series
      State Street Research Bond Income Series
      State Street Research Money Market Series
      MFS Total Return Series
      FI Structured Equity Series
      Loomis Sayles Small Cap Series
      Balanced Series
      Alger Equity Growth Series
      Davis Venture Value Series
      Harris Oakmark Focused Value Series
      MFS Investors Trust Series
      MFS Research Managers Series
      FI Mid Cap Opportunities Series


METROPOLITAN SERIES FUND, INC.
------------------------------
      Putnam Large Cap Growth Portfolio
      Janus Mid Cap Portfolio
      Russell 2000 Index Portfolio
      Putnam International Stock Portfolio
      MetLife Stock Index Portfolio
      MetLife Mid Cap Stock Index Portfolio
      Morgan Stanley EAFE Index Portfolio
      Lehman Brothers Aggregate Bond Index Portfolio
      State Street Research Aurora Portfolio
      Janus Growth Portfolio
      State Street Research Investment Trust Portfolio
      Franklin Templeton Small Cap Growth Portfolio
      Neuberger Berman Partners Mid Cap Value Portfolio
      Harris Oakmark Large Cap Value Portfolio
      State Street Research Large Cap Value Portfolio


MET INVESTORS SERIES TRUST
--------------------------
      MFS Mid Cap Growth Portfolio
      PIMCO Innovation Portfolio
      Met/AIM Mid Cap Core Equity Portfolio
      Met/AIM Small Cap Growth Portfolio
      PIMCO Total Return Portfolio
      State Street Research Concentrated International Portfolio


VIP
---
      Equity-Income Portfolio
      Overseas Portfolio
      High Income Portfolio


VIP II
------
      Asset Manager Portfolio


AMERICAN FUNDS INSURANCE SERIES
-------------------------------
      American Funds Growth Fund
      American Funds Growth-Income Fund
      American Funds Global Small Capitalization Fund


--------------------------------------------------------------
Eligible Funds buy portfolio investments to support values and benefits of the Policies.
--------------------------------------------------------------

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

     The death benefit is payable to the beneficiary at the death of the second insured to die.

     CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy.


     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix F.


     If you select the guideline premium test, one of two death benefit "corridors" will apply.


     Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix F.



     Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix F.


     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you select among five death benefit options. These options apply until age 100 of the younger insured.

     The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

     The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION
4. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)

     TERM RIDER "IN" OR "OUT". If you add a Survivorship Level Term Insurance Rider to your Policy, you can have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base

Policy death benefit under your chosen death benefit option. If you do not choose to do this, then the face amount of the rider will simply be added to the Policy proceeds. If you include the rider coverage in the calculation of the death benefit ("Inside Term"), the Policy may provide greater potential for the cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("Outside Term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "Outside Term" (but not "Inside Term") coverage to permanent insurance. If you choose "Outside Term," any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "Inside Term." These increases lead to a higher death benefit and higher cost of insurance charges. For more information on the term riders, see "Other Policy Features -- Additional Benefits by Rider."


     With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability.

     To have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider, you must elect "Inside Term". See "Guaranteed Death Benefit Rider" below.

     For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as "Outside Term." You cannot choose to have both the guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider in New York.

     AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value.

GUARANTEED DEATH BENEFIT RIDER

     Subject to state availability, if you choose death benefit Option 4, you may also choose at issue the Guaranteed Death Benefit Rider. (If you elect a Survivorship Level Term Insurance Rider, you must elect "Inside Term" in order to choose or keep the Guaranteed Death Benefit Rider.)

     If you elect this benefit, we determine whether the "No Lapse Guarantee Benefit" is in effect on the first day of each Policy month until the younger insured reaches age 100. If the benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

     We determine if the benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.

     We recalculate the Guaranteed Death Benefit Premium if:

     --  you reduce the face amount

     --  you make a partial surrender that reduces the face amount

     --  you increase or decrease rider coverage

     --  a correction is made in the insurance age of either insured

     --  the underwriting class of the Policy and its riders is improved.

     When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

     If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

     A change in death benefit option, addition of a Survivorship Level Term Insurance Rider as "Outside Term", or a change under that rider from "Inside Term" to "Outside Term", will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of a Survivorship Level Term Insurance Rider and at age 100 of the younger insured.

     We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.

EXPANDED DEATH BENEFIT RIDER

     Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)

     If you choose this rider, then the death benefit on and after age 100 of the younger insured will be equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.

     If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

CHANGE IN DEATH BENEFIT OPTION


     After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.


     You can change among the three options that use a guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

     If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

     If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

     If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

     Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable that are not already included in the base Policy's death benefit and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

     We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's sub-accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the general account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial surrenders

     -- transfers among the sub-accounts and Fixed Account

     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loan Provision", "Surrender Charge", "Monthly Deduction from Cash Value" and "Lapse and Reinstatement".)

     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

     The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

     A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.

     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

     Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


     INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office"), or by a NELICO agency if earlier.)


     PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

     If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

     If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.

RIGHT TO RETURN THE POLICY


     You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or your registered representative (see "Receipt of Communications and Payments at NELICO's Designated Office"). Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.


                              CHARGES AND EXPENSES

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     We deduct a sales charge from premiums. The sales charge is:

     -- In Policy year 1: 26.5% of premiums paid up to a Target Premium, and 4% of premiums paid above a Target Premium

     -- In Policy years 2-10: 11.5% (9% for Policies with an initial face amount (base Policy plus Survivorship Level Insurance Term Rider) of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year

     --  In Policy years 11 and after: 4% of premiums paid

     When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

     We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

     During the first 15 Policy years (or until age 100 of the younger insured, if earlier), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Surrender Charge also applies. (See "Surrender Charge" below.)

     We may reduce sales charges for Policies sold to some group or sponsored arrangements.

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.

POLICY YEAR 1

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======

POLICY YEAR 2

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======

SURRENDER CHARGE

     We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).

     For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through the Master Service Account arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.

     The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.

     For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.

     For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)

     Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.

     In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

     -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.

     The Monthly Deduction includes the following charges:

     POLICY FEE. The Policy fee is currently equal to $12.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $5.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the Policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the difference between the higher Policy fee applicable in the first three Policy years and the lower fee applicable thereafter is called the Acquisition Policy Fee.

     ADMINISTRATIVE CHARGE. Currently, the monthly Administrative Charge that is applied in the first three Policy years is $0.08 per $1,000 of base Policy face amount plus Survivorship Level Term Insurance Rider face amount, and in years four and after, $0.06 per $1,000 of base Policy face amount. The Administrative Charge does not apply to the Survivorship Level Term Insurance Rider face amount in years four and after. If the initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, the current charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000 of base Policy face amount per month.

     The current Administrative Charges are the guaranteed maximum charges, except that in New Jersey, the Administrative Charge is guaranteed not to exceed $0.08 per $1,000 of face amount per month in all Policy years. In New York, the difference between the higher Administrative Charge applicable in the first three Policy years and the lower charges applicable thereafter is called the Acquisition Administrative Charge.

     Currently we intend to apply the Administrative Charge to no more than $4,000,000 of Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year. This means that the maximum Administrative Charge currently deducted in the second and third Policy years, for example, is $320 per month ($0.08 times 4,000) and in years four and later, $140 per month ($0.035 times 4,000).

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

     The guaranteed cost of insurance rates for a Policy depend on each insured's

     --  underwriting class

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  each insured's age at issue

     --  the Policy year

     --  the base Policy face amount (at issue).

     We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

     We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker preferred, smoker aggregate, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.

     Three standard smoker and nonsmoker classes are available:

     -- smoker and nonsmoker preferred and standard, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) of $200,000 or more if the insured's issue age is 20 through 75.

     -- smoker and nonsmoker aggregate, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) below $200,000 and for all insureds whose issue age is above 75.

     Within each category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.


     The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy. (See "Other Policy Features -- Additional Benefits by Rider".)


     If you choose "Inside Term" (where the face amount of the term rider is included with the face amount of the base Policy when we calculate the base Policy death benefit), then the total net amount at risk equals the total death benefit (that is, the base Policy death benefit calculated by including the term component) minus the cash value. We allocate that total net amount at risk first to the term insurance rider up to the face amount of the rider, and we allocate any excess net amount at risk to the base Policy. This generally results in lower combined total cost of insurance charges under the base Policy and term rider than if you choose "Outside Term".

     With "Outside Term" (where the term rider's face amount is not used in calculating the base Policy death benefit and is instead simply added to the base Policy's death proceeds), we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.

     GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).

     CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS


     ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after any applicable expense deferral arrangement.


ANNUAL OPERATING EXPENSES

  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE DEFERRAL)



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
SERIES                                                           FEES       EXPENSES      EXPENSES
------                                                        ----------    --------    ------------
Zenith Equity...............................................     .66%         .09%           .75%*
State Street Research Bond Income...........................     .40%         .09%           .49%
State Street Research Money Market..........................     .35%         .07%           .42%
MFS Total Return............................................     .50%         .13%           .63%
FI Structured Equity........................................     .68%         .10%           .78%**
Loomis Sayles Small Cap.....................................     .90%         .10%          1.00%
Harris Oakmark Focused Value................................     .75%         .12%           .87%**
Balanced....................................................     .70%         .13%           .83%
Davis Venture Value.........................................     .75%         .08%           .83%**
Alger Equity Growth.........................................     .75%         .09%           .84%
MFS Investors Trust.........................................     .75%         .15%           .90%***
MFS Research Managers.......................................     .75%         .15%           .90%***
FI Mid Cap Opportunities....................................     .80%         .15%           .95%***


------------

  * Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund -- the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.


 ** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.


***Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: 1.37% for the MFS Investors Trust Series and 1.06% for the MFS Research Managers Series. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.



     Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the New England Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and

..95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.



     METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002), after any applicable expense subsidy, as a percentage of Portfolio net assets.



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .67%         .07%          .74%
Russell 2000 Index..........................................     .25%         .30%          .55%*
Putnam International Stock..................................     .90%         .26%         1.16%**
MetLife Stock Index.........................................     .25%         .06%          .31%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................     .30%         .45%          .75%*
Lehman Brothers Aggregate Bond Index........................     .25%         .13%          .38%
State Street Research Aurora................................     .85%         .13%          .98%
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust......................     .48%         .05%          .53%**
Franklin Templeton Small Cap Growth.........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value.....................     .69%         .12%          .81%**
Harris Oakmark Large Cap Value..............................     .75%         .11%          .86%**
State Street Research Large Cap Value.......................     .70%         .15%          .85%*


------------

 *Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized from the Portfolio's start date of May 1, 2002). Expenses of the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.


**Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.



MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages:
1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.

     MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The total operating expenses of the Portfolios for the year ended December 31, 2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES     EXPENSES*
---------                                                     ----------    --------    ------------
MFS Mid Cap Growth..........................................     .00%         .80%          .80%
PIMCO Innovation............................................     .00%        1.10%         1.10%
Met/AIM Mid Cap Core Equity.................................     .00%         .90%          .90%
Met/AIM Small Cap Growth....................................     .00%        1.05%         1.05%
PIMCO Total Return..........................................     .00%         .65%          .65%
State Street Research Concentrated International............     .00%        1.10%         1.10%


------------

*Met Investors Advisory and Met Investors Series Trust have entered into an
 Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



     VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES     EXPENSES*
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................     .48%         .10%          .58%
VIP Overseas................................................     .73%         .19%          .92%
VIP High Income.............................................     .58%         .13%          .71%
VIP II Asset Manager........................................     .53%         .11%          .64%


------------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.

     AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:



                                                       MANAGEMENT    12B-1     OTHER      TOTAL ANNUAL
FUND                                                      FEES       FEES     EXPENSES      EXPENSES
----                                                   ----------    -----    --------    ------------
American Funds Growth................................     .37%       .25%       .01%          .63%
American Funds Growth-Income.........................     .33%       .25%       .02%          .60%
American Funds Global Small Capitalization...........     .80%       .25%       .03%         1.08%



     An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.


GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)


     We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


     Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the younger insured.

First five Policy years--In general, if you pay the five year Minimum Premium
-----------------------
amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the five year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

To age 100 of the younger insured--In general, if you elect the Guaranteed Death
---------------------------------
Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured. Your total payments (less any partial surrenders, outstanding Policy loans and cash value paid to you to allow the Policy to continue to qualify as life insurance) must meet the requirements of the rider. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the five year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the five year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.

LAPSE AND REINSTATEMENT

     LAPSE. Unless your Policy is protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the five year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse

Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly five year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

     REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

LOAN PROVISION


     You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request at our Designated Office. You should contact our Designated Office or your registered representative for information on loan procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


     The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest.

     A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each.

     The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

     The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

     If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations" below.)

     Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER


     You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office.") The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)


PARTIAL SURRENDER

     You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

     You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".


     A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period.

     If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.


     A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Designated Office for information on face reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


     A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

     You can allocate your Policy's premiums and cash value among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage of each premium to a sub-account.


     You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")


     See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


     Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

     You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it be yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


DOLLAR COST AVERAGING

     We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. Ask your registered representative about the availability of this feature.


ASSET REBALANCING

     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us to stop. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.


     Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS


     We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Designated Office".) However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.


     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

     Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

CONVERSION RIGHTS

     GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.


     Contact us at our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.


     FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy for Survivorship Paid-Up Insurance may be less than the face amount of this Policy.


     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact your registered representative for more information about this feature.


POLICY SPLIT RIDER

     Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.


     For more information about the Policy split rider you should contact your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."


PAYMENT OPTIONS


     We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Designated Office for the procedure to follow (see "Receipt of Communications and Payments at NELICO's Designated Office"). The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.


     The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an Inside Term Survivorship Level Term Insurance Rider. Both current and guaranteed charges for the Inside Term Survivorship Level Term Insurance Rider are lower than those of the base Policy. (Inside Term is not available in New York.)



     The Outside Term Survivorship Level Term Insurance Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Outside Term Survivorship Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect coverage under the Outside Term Survivorship Level Term Insurance Rider.



     For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.



     Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy.

However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.


     The following riders are available:

     TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.

     TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.

     TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.

     TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

     WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

     WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

     An Expanded Death Benefit, Guaranteed Death Benefit, and/or a Policy split rider may also be available. (See "Expanded Death Benefit Rider", "Guaranteed Death Benefit Rider", and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.


     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

     Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

     Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

     Sub-accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


     The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.



     The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.



     The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.


     The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.


     The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.



     The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.


     The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

     The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

     The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

     The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

     The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

     The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.


     The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.

     The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

     The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

     The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

     The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

     The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.


     The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.



     The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.



     The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



     The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return, consisting principally of capital appreciation.



     The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.



     The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.



     The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.



     The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.



     The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.



     The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.



     The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.



     The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation; no consideration is given to income.



     The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.



     The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.



     The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.



     The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.



     The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.

     The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

     The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.


     The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.



     The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.



     The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.



     The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as a mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.


     VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

     The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

     The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

     The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

     MetLife Advisers, LLC (formerly New England Investment Management, LLC), is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


                      SERIES                                             SUB-ADVISER
                      ------                                             -----------
Zenith Equity                                          N/A
State Street Research Money Market                     State Street Research and Management Company
State Street Research Bond Income                      State Street Research and Management Company
MFS Total Return                                       Massachusetts Financial Services Company
FI Structured Equity                                   Fidelity Management & Research Company
Loomis Sayles Small Cap                                Loomis, Sayles & Company, L.P.
Balanced                                               Wellington Management Company, LLP
Harris Oakmark Focused Value                           Harris Associates L.P.
Davis Venture Value                                    Davis Selected Advisers, L.P.*

                      SERIES                                             SUB-ADVISER
                      ------                                             -----------
Alger Equity Growth                                    Fred Alger Management, Inc.
MFS Investors Trust                                    Massachusetts Financial Services Company
MFS Research Managers                                  Massachusetts Financial Services Company
FI Mid Cap Opportunities                               Fidelity Management & Research Company


------------

* Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



     Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.


     MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.


                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora                     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
State Street Research Investment Trust           State Street Research and Management Company
Franklin Templeton Small Cap Growth              Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value          Neuberger Berman Management Inc.
Harris Oakmark Large Cap Value                   Harris Associates L.P.
State Street Research Large Cap Value            State Street Research and Management Company


------------

* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.



     Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statements of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.



                  PORTFOLIO                                       ADVISER
                  ---------                                       -------
MFS Mid Cap Growth                             Massachusetts Financial Services Company
PIMCO Innovation                               PIMCO Equity Advisors
Met/AIM Mid Cap Core Equity                    AIM Capital Management, Inc.
Met/AIM Small Cap Growth                       AIM Capital Management, Inc.
PIMCO Total Return                             Pacific Investment Management Company LLC
State Street Research Concentrated
  International                                State Street Research and Management Company


     Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


     Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.


SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

     After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than ..45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

     Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

     TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN 30 DAYS AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.


     EXCEPT WITH OUR CONSENT, THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                          DISTRIBUTION OF THE POLICIES

     We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions of the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

     We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

     New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, premium-based commissions paid to the broker-dealer on behalf of the registered representative will not exceed those listed above. A registered representative may choose a combination of premium-based and cash value-based compensation. In that case, the registered representative will receive maximum premium-based commissions up to the amounts listed above in Policy years one through ten, plus a maximum of .30% of cash value in Policy years two through ten and .09% thereafter. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

     New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.

     Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

     Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

     You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.

MISSTATEMENT OF AGE OR SEX

     If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

SUICIDE

     If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

     An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy.


                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

     OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.


     The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.


     The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution.


     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

     The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  USA Education, Inc.                 USA Education, Inc. since 2001; formerly, Chairman of the
  11600 Sally Mae Drive                 Board 1997-2001 of SLM Holdings.
  Reston, VA 20193
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global                 journalist, and editor.
  Television
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling, (formerly, Howard, Smith & Levin LLP)
  1330 Avenue of the Americas           in New York City.
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  580 Park Avenue                       Inc.
  New York, NY 10021
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman of Board and
  Metropolitan Life                   Chief Financial Officer of Metropolitan Life Insurance
   Insurance Co.                        Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue                    President and Chief Financial Officer 1986-1998 of
  New York, NY 10010                    Metropolitan Life Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            Insurance Company since 1999; formerly, Senior Executive
  700 Quaker Lane                       Vice President 1998-1999; Executive Vice President
  Warwick, RI 02887                     1989-1998 of Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President of Randwell Co. since 2000 of Weld,
  Weld, ME 04285                        Maine; formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Senior Executive Vice
  Metropolitan Life                   President and Chief Administrative Officer of Metropolitan
  Insurance Company                     Life since 2001; formerly, Executive Vice President
  One Madison Avenue                    1998-2001 of Metropolitan Life Insurance Company; Director
  New York, NY 10010                    of Diversity Strategies and Development and an Associate
                                        Director of Human Resources of Paine Webber


                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel -- Individual Business of
                                        Metropolitan Life Insurance since 2000; formerly Senior
                                        Vice President and Associate General Counsel 1997-2000 of
                                        NELICO.
Alan C. Leland, Jr................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000.
George J. Maloof..................    Executive Vice President of NELICO since 2001 and Senior
                                      Vice President -- NEF Distribution of Metropolitan Life
                                        Insurance Company since 2000; formerly, Senior Vice
                                        President 1996-2001 of NELICO.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.
Kathryn F. Plazak.................    Vice President, Secretary and Clerk of NELICO since 2001 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Vice President -- Public Affairs
                                        1999-2001, Second Vice President 1996-1999 of NELICO.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of PriceWaterhousecoopers
                                        LLP.
John G. Small, Jr.................    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO.


     The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

     Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

     We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.


     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

     We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


                               TOLL-FREE NUMBERS

     For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

     For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

     You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

     Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

     Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

     Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


     The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


     Actuarial matters included in this prospectus have been examined by James
J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS


     The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $1,000,000 and the Option 1 death benefit for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification for the $250,000 face amount and the nonsmoker preferred risk classification for the $1,000,000 face amount. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges.


     The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


     The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk charge, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month.* The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.



     Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.79%, 5.17%, and 11.12%, respectively.


     The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

     The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.


     If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the death benefit option and face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.

------------
* For Policies issued in New Jersey, the tables in Appendix A based on guaranteed maximum charges contain values and benefits that are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly Administrative charge for New Jersey Policies. Personalized illustrations based on guaranteed charges for Policies issued in New Jersey will use the guaranteed fees and charges applicable in New Jersey.

                       MALE AND FEMALE BOTH ISSUE AGE 55
        $2,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                              DEATH BENEFIT                NET CASH VALUE                 CASH VALUE
          PREMIUMS        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
         ACCUMULATED          GROSS ANNUAL                  GROSS ANNUAL                 GROSS ANNUAL
END OF      AT 5%           RATE OF RETURN OF            RATE OF RETURN OF            RATE OF RETURN OF
POLICY    INTEREST     ---------------------------   --------------------------   --------------------------
 YEAR     PER YEAR       0%        6%        12%       0%       6%        12%       0%       6%        12%
------   -----------     --        --        ---       --       --        ---       --       --        ---
   1         2,835     250,000   250,000   250,000        0         0         0    1,469     1,569     1,668
   2         5,812     250,000   250,000   250,000    1,133     1,445     1,769    3,279     3,591     3,915
   3         8,937     250,000   250,000   250,000    3,044     3,684     4,374    5,025     5,665     6,355
   4        12,219     250,000   250,000   250,000    5,029     6,118     7,337    6,845     7,934     9,152
   5        15,665     250,000   250,000   250,000    6,937     8,600    10,534    8,588    10,251    12,185
   6        19,283     250,000   250,000   250,000    8,759    11,123    13,980   10,245    12,609    15,466
   7        23,083     250,000   250,000   250,000   10,486    13,677    17,690   11,807    14,998    19,011
   8        27,072     250,000   250,000   250,000   12,103    16,248    21,677   13,259    17,404    22,832
   9        31,260     250,000   250,000   250,000   13,799    19,028    26,159   14,790    20,018    27,149
  10        35,658     250,000   250,000   250,000   15,683    22,133    31,295   16,508    22,959    32,120
  15        61,175     250,000   250,000   250,000   25,787    41,251    68,047   25,787    41,251    68,047
  20        93,742     250,000   250,000   250,000   33,266    63,039   126,584   33,266    63,039   126,584
  25       135,306     250,000   250,000   250,000   37,326    87,906   223,020   37,326    87,906   223,020
  30       188,354     250,000   250,000   495,055   32,627   113,165   380,811   32,627   113,165   380,811
  35       256,058     250,000   250,000   913,088    9,163   135,299   608,725    9,163   135,299   608,725

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  9,159.27%  9,159.27%  9,159.27%
   2     -68.18    -61.39    -54.85     813.55     813.55     813.55
   3     -41.50    -34.51    -27.79     314.58     314.58     314.58
   4     -28.33    -21.48    -14.88     178.75     178.75     178.75
   5     -21.42    -14.67     -8.16     119.97     119.97     119.97
   6     -17.36    -10.66     -4.20      88.16      88.16      88.16
   7     -14.78     -8.09     -1.65      68.56      68.56      68.56
   8     -13.07     -6.37      0.08      55.40      55.40      55.40
   9     -11.59     -4.94      1.47      46.02      46.02      46.02
  10     -10.18     -3.65      2.67      39.04      39.04      39.04
  15      -5.89      0.23      6.25      20.75      20.75      20.75
  20      -4.88      1.45      7.56      13.10      13.10      13.10
  25      -4.94      1.97      8.29       9.02       9.02       9.02
  30      -6.77      2.08      8.73       6.53       6.53      10.07
  35     -22.76      1.91      8.82       4.89       4.89      10.53


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
        $2,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                              DEATH BENEFIT               NET CASH VALUE                CASH VALUE
          PREMIUMS        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
         ACCUMULATED          GROSS ANNUAL                 GROSS ANNUAL                GROSS ANNUAL
END OF      AT 5%           RATE OF RETURN OF            RATE OF RETURN OF           RATE OF RETURN OF
POLICY    INTEREST     ---------------------------   -------------------------   -------------------------
 YEAR     PER YEAR       0%        6%        12%       0%       6%       12%       0%       6%       12%
------   -----------     --        --        ---       --       --       ---       --       --       ---
1...         2,835     250,000   250,000   250,000        0        0         0    1,469    1,569     1,668
2...         5,812     250,000   250,000   250,000    1,133    1,445     1,769    3,279    3,591     3,915
3...         8,937     250,000   250,000   250,000    3,044    3,684     4,374    5,025    5,665     6,355
4...        12,219     250,000   250,000   250,000    5,029    6,118     7,337    6,845    7,934     9,152
5...        15,665     250,000   250,000   250,000    6,937    8,600    10,534    8,588   10,251    12,185
6...        19,283     250,000   250,000   250,000    8,759   11,123    13,980   10,245   12,609    15,466
7...        23,083     250,000   250,000   250,000   10,486   13,677    17,690   11,807   14,998    19,011
8...        27,072     250,000   250,000   250,000   12,103   16,248    21,677   13,259   17,404    22,832
9...        31,260     250,000   250,000   250,000   13,592   18,818    25,948   14,582   19,808    26,939
10..        35,658     250,000   250,000   250,000   14,928   21,360    30,512   15,754   22,186    31,337
15..        61,175     250,000   250,000   250,000   19,775   34,534    60,733   19,775   34,534    60,733
20..        93,742     250,000   250,000   250,000   13,908   40,400   101,571   13,908   40,400   101,571
25..       135,306               250,000   250,000            22,986   157,864            22,986   157,864
30..       188,354                         322,762                     248,278                     248,278
35..       256,058                         471,016                     314,011                     314,011

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
1...    -100.00%  -100.00%  -100.00%  9,159.27%  9,159.27%  9,159.27%
2...     -68.18    -61.39    -54.85     813.55     813.55     813.55
3...     -41.50    -34.51    -27.79     314.58     314.58     314.58
4...     -28.33    -21.48    -14.88     178.75     178.75     178.75
5...     -21.42    -14.67     -8.16     119.97     119.97     119.97
6...     -17.36    -10.66     -4.20      88.16      88.16      88.16
7...     -14.78     -8.09     -1.65      68.56      68.56      68.56
8...     -13.07     -6.37      0.08      55.40      55.40      55.40
9...     -11.91     -5.16      1.31      46.02      46.02      46.02
10..     -11.14     -4.31      2.21      39.04      39.04      39.04
15..      -9.64     -2.02      4.91      20.75      20.75      20.75
20..     -15.82     -2.85      5.69      13.10      13.10      13.10
25..                -9.79      6.04                  9.02       9.02
30..                           6.50                             7.88
35..                           5.93                             7.72


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $10,800 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK
                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                 DEATH BENEFIT                    NET CASH VALUE                    CASH VALUE
          PREMIUMS           ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF      AT 5%              RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    INTEREST     ---------------------------------   -----------------------------   -----------------------------
 YEAR     PER YEAR        0%          6%          12%        0%        6%         12%        0%        6%         12%
------   -----------      --          --          ---        --        --         ---        --        --         ---
1...         11,340    1,000,000   1,000,000   1,000,000         0         0           0     6,324     6,736       7,148
2...         23,247    1,000,000   1,000,000   1,000,000     5,677     6,998       8,367    14,261    15,582      16,951
3...         35,749    1,000,000   1,000,000   1,000,000    14,010    16,744      19,685    21,934    24,668      27,609
4...         48,877    1,000,000   1,000,000   1,000,000    22,676    27,352      32,576    29,940    34,615      39,839
5...         62,661    1,000,000   1,000,000   1,000,000    31,022    38,191      46,512    37,625    44,794      53,115
6...         77,134    1,000,000   1,000,000   1,000,000    39,120    49,341      61,673    45,063    55,284      67,616
7...         92,330    1,000,000   1,000,000   1,000,000    47,802    61,658      79,041    53,084    66,941      84,324
8...        108,287    1,000,000   1,000,000   1,000,000    56,331    74,451      98,083    60,953    79,073     102,705
9...        125,041    1,000,000   1,000,000   1,000,000    64,705    87,734     118,964    68,667    91,696     122,926
10..        142,633    1,000,000   1,000,000   1,000,000    72,922   101,523     141,866    76,224   104,825     145,167
15..        244,701    1,000,000   1,000,000   1,000,000   116,147   185,242     304,229   116,147   185,242     304,229
20..        374,968    1,000,000   1,000,000   1,000,000   150,873   283,710     565,704   150,873   283,710     565,704
25..        541,225    1,000,000   1,000,000   1,047,658   173,543   399,336     997,770   173,543   399,336     997,770
30..        753,417    1,000,000   1,000,000   2,213,029   164,744   525,098   1,702,330   164,744   525,098   1,702,330
35..      1,024,232    1,000,000   1,000,000   4,101,033    90,196   657,155   2,734,022    90,196   657,155   2,734,022

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
1...    -100.00%  -100.00%  -100.00%  9,159.26%  9,159.26%  9,159.26%
2...     -61.93    -55.24    -48.77     813.55     813.55     813.55
3...     -36.42    -29.55    -22.93     314.58     314.58     314.58
4...     -24.18    -17.47    -10.98     178.75     178.75     178.75
5...     -17.94    -11.33     -4.94     119.97     119.97     119.97
6...     -14.27     -7.74     -1.41      88.16      88.16      88.16
7...     -11.48     -5.10      1.11      68.56      68.56      68.56
8...      -9.60     -3.32      2.81      55.40      55.40      55.40
9...      -8.27     -2.06      4.02      46.02      46.02      46.02
10..      -7.29     -1.13      4.90      39.04      39.04      39.04
15..      -4.29      1.66      7.54      20.75      20.75      20.75
20..      -3.56      2.53      8.48      13.10      13.10      13.10
25..      -3.60      2.89      9.00       9.02       9.02       9.31
30..      -4.82      2.95      9.30       6.53       6.53      10.62
35..     -10.50      2.89      9.31       4.89       4.89      11.01


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $10,800 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK
                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                 DEATH BENEFIT                    NET CASH VALUE                   CASH VALUE
          PREMIUMS           ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END     ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                   GROSS ANNUAL
  OF        AT 5%              RATE OF RETURN OF                RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ---------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%          6%          12%        0%       6%         12%        0%       6%         12%
------   -----------      --          --          ---        --       --         ---        --       --         ---
   1         11,340    1,000,000   1,000,000   1,000,000        0         0           0    6,324     6,736       7,148
   2         23,247    1,000,000   1,000,000   1,000,000    5,677     6,998       8,367   14,261    15,582      16,951
   3         35,749    1,000,000   1,000,000   1,000,000   14,010    16,744      19,685   21,934    24,668      27,609
   4         48,877    1,000,000   1,000,000   1,000,000   22,676    27,352      32,576   29,940    34,615      39,839
   5         62,661    1,000,000   1,000,000   1,000,000   31,022    38,191      46,512   37,625    44,794      53,115
   6         77,134    1,000,000   1,000,000   1,000,000   39,015    49,233      61,564   44,958    55,176      67,507
   7         92,330    1,000,000   1,000,000   1,000,000   46,617    60,444      77,802   51,899    65,726      83,085
   8        108,287    1,000,000   1,000,000   1,000,000   53,770    71,768      95,290   58,392    76,391      99,913
   9        125,041    1,000,000   1,000,000   1,000,000   60,400    83,133     114,083   64,362    87,095     118,045
  10        142,633    1,000,000   1,000,000   1,000,000   66,416    94,445     134,229   69,718    97,747     137,531
  15        244,701    1,000,000   1,000,000   1,000,000   88,018   152,617     266,955   88,018   152,617     266,955
  20        374,968    1,000,000   1,000,000   1,000,000   67,126   184,045     452,325   67,126   184,045     452,325
  25        541,225                1,000,000   1,000,000            128,583     725,644            128,583     725,644
  30        753,417                            1,522,130                      1,170,870                      1,170,870
  35      1,024,232                            2,212,053                      1,474,702                      1,474,702

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
 END    ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  9,159.26%  9,159.26%  9,159.26%
   2     -61.93    -55.24    -48.77     813.55     813.55     813.55
   3     -36.42    -29.55    -22.93     314.58     314.58     314.58
   4     -24.18    -17.47    -10.98     178.75     178.75     178.75
   5     -17.94    -11.33     -4.94     119.97     119.97     119.97
   6     -14.35     -7.80     -1.46      88.16      88.16      88.16
   7     -12.12     -5.60      0.72      68.56      68.56      68.56
   8     -10.66     -4.14      2.17      55.40      55.40      55.40
   9      -9.70     -3.14      3.19      46.02      46.02      46.02
  10      -9.08     -2.45      3.92      39.04      39.04      39.04
  15      -8.10     -0.75      6.02      20.75      20.75      20.75
  20     -13.14     -1.55      6.61      13.10      13.10      13.10
  25                -6.34      6.95                  9.02       9.02
  30                           7.37                             8.73
  35                           6.65                             8.41


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

     This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


     The Policies became available in May, 2000. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Zenith Equity Series, the State Street Research Bond Income Series and the State Street Research Money Market Series, commenced operations on August 26, 1983. The MFS Total Return Series of the Zenith Fund commenced operations on May 1, 1987. The FI Structured Equity Series and Harris Oakmark Focused Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The FI Mid Cap Opportunities Series of the Zenith Fund commenced operations on May 1, 2002 and is not included in this Appendix.



     The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Portfolio; and May 1, 2001 for the Janus Growth Portfolio. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio; and May 1, 2001 for the Franklin Templeton Small Cap Growth Portfolio. These Portfolios were made available to the Variable Account on January 11, 2002. The Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on November 9, 1998 and was made available to the Variable Account on May 1, 2002. The State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2002 and is not included in this Appendix.


     On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


     The commencement of operations for the following Portfolios of the Met Investors Series Trust was: February 12, 2001 for the MFS Mid Cap Growth Portfolio, the PIMCO Innovation Portfolio and the PIMCO Total Return Portfolio; and October 9, 2001 for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio. The MFS Mid Cap Growth Portfolio and PIMCO Innovation Portfolio were made available to the Variable Account on January 11, 2002. The remaining Met Investors Series Trust Portfolios shown in this Appendix were made available to the Variable Account on May 1, 2002. Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.


     The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30,

1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

     The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

     We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy transactions were made during the periods shown.

     Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

     The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

     The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND

                                                            ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                          FOR ONE YEAR ENDING
-----------              8/26/83-   -------------------------------------------------------------------------------------
                         12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Zenith Equity(1).......   8.87%      -0.59%     68.10%     95.21%     52.71%     -8.81%     30.76%     -3.48%     53.98%
State Street Research
 Bond Income(2)........   3.20       12.61      18.76      14.83       2.27       8.37      12.30       8.09      17.96
State Street Research
 Money Market(2).......   3.20       10.73       8.26       6.80       6.53       7.52       9.25       8.19       6.21

                                                            ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                    FOR ONE YEAR ENDING
-----------              ------------------------------------------------------------------------------------------------
                         12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Zenith Equity(1).......   -6.05%     14.97%     -7.07%     38.03%     21.07%     23.48%     34.09%     15.70%     -4.65%
State Street Research
 Bond Income(2)........    8.18      12.61      -3.36      21.20       4.61      10.89       9.04      -0.47       8.15
State Street Research
 Money Market(2).......    3.80       2.97       3.97       5.70       5.13       5.34       5.26       4.97       6.22

                         ANNUAL NET RATE OF RETURN
                         --------   8/26/83-    8/26/83-
SUB-ACCOUNT              FOR ONE YEAR ENDING    12/31/01
-----------              --------     TOTAL     EFFECTIVE
                         12/31/01    RETURN      ANNUAL
                         --------   --------    ---------
Zenith Equity(1).......  -16.43%    2,367.20%    19.09%
State Street Research
 Bond Income(2)........    8.81       431.53      9.53
State Street Research
 Money Market(2).......    3.98       201.61      6.20


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            5/1/87-
                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS Total
 Return(3)...........   -0.66%      9.48%     19.08%      3.21%     20.17%     6.70%      10.65%     -1.11%     31.26%     15.03%

                                    ANNUAL NET RATE OF RETURN
                       ----------------------------------------------------
                                       FOR ONE YEAR ENDING                    5/1/87-     5/1/87-
SUB-ACCOUNT            ----------------------------------------------------   12/31/01   12/31/01
-----------                                                                    TOTAL     EFFECTIVE
                       12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   ---------
MFS Total
 Return(3)...........   26.56%     19.65%      9.97%     -3.38%     -3.80%    338.36%     10.60%


                                                        ANNUAL NET RATE OF RETURN
                                     ---------------------------------------------------------------
                                                                FOR ONE YEAR ENDING
SUB-ACCOUNT                                     ----------------------------------------------------
-----------                          4/30/93-
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                                     --------   --------   --------   --------   --------   --------
FI Structured Equity(4)............   14.24%     -1.21%     36.47%     18.10%     33.47%     24.45%
Harris Oakmark Focused Value(5)....   14.74       -.27      30.35      17.61      17.32      -5.46

                                       ANNUAL NET RATE OF RETURN
                                     ------------------------------
                                          FOR ONE YEAR ENDING          4/30/93-    4/30/93-
SUB-ACCOUNT                          ------------------------------    12/31/01    12/31/01
-----------                                                             TOTAL      EFFECTIVE
                                     12/31/99   12/31/00   12/31/01     RETURN      ANNUAL
                                     --------   --------   --------    --------    ---------
FI Structured Equity(4)............   9.35%      -5.15%    -13.93%     169.72%      12.12%
Harris Oakmark Focused Value(5)....   0.35       20.43      27.78      200.47       13.53


                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                                     --------------------------------------------------------------------------
-----------                          5/2/94-
                                     12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     --------   --------   --------   --------   --------   --------   --------   --------
Loomis Sayles Small Cap............   -3.23%     28.84%     30.68%     24.85%     -1.69%     31.75%     5.25%      -8.83%


                                     5/2/94-      5/2/94-
SUB-ACCOUNT                          12/31/01    12/31/01
-----------                           TOTAL      EFFECTIVE
                                      RETURN      ANNUAL
                                     --------    ---------
Loomis Sayles Small Cap............  152.85%      12.86%


                                                                   ANNUAL NET RATE OF RETURN
                                     --------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                          10/31/94-
                                     12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     ---------   --------   --------   --------   --------   --------   --------   --------
Alger Equity Growth................   -4.20%      48.69%     13.17%     25.63%     47.78%     34.13%    -13.68%    -12.02%
Balanced(6)........................    -.10       24.79      16.91      16.18       9.11      -5.06      -1.91      -4.45
Davis Venture Value................   -3.50       39.28      25.84      33.50      14.41      17.52       9.49     -11.14


                                     10/31/94-    10/31/94-
SUB-ACCOUNT                          12/31/01     12/31/01
-----------                            TOTAL      EFFECTIVE
                                      RETURN       ANNUAL
                                     ---------    ---------
Alger Equity Growth................   204.88%      16.83%
Balanced(6)........................    64.40        7.18
Davis Venture Value................   195.36       16.31



                                                                          ANNUAL NET RATE
                                                                             OF RETURN
                                                            -------------------------------------------    4/30/99-     4/30/99-
SUB-ACCOUNT                                                                      FOR ONE YEAR ENDING       12/31/00     12/31/00
-----------                                                    4/30/99-        ------------------------      TOTAL      EFFECTIVE
                                                               12/31/99         12/31/00      12/31/01      RETURN       ANNUAL
                                                               --------         --------      --------     --------     ---------
MFS Investors Trust.......................................       2.85%           -0.15%        -15.93%      -13.66%      -5.35%
MFS Research Managers.....................................      19.80            -3.64         -20.95        -8.74       -3.37


------------

(1)The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.



(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.



(3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.



(4)The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.



(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.



(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.

            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                                               ANNUAL NET RATE OF RETURN
                                               ---------------------------------------------------------
                                                                        FOR ONE YEAR ENDING                 3/3/97-      3/3/97-
SUB-ACCOUNT                                                 --------------------------------------------    12/31/01    12/31/01
-----------                                     3/3/97-                                                      TOTAL      EFFECTIVE
                                               12/31/97     12/31/98    12/31/99    12/31/00    12/31/01     RETURN      ANNUAL
                                               --------     --------    --------    --------    --------    --------    ---------
Janus Mid Cap................................   28.21%       37.19%     122.92%     -30.86%     -37.67%      68.99%      11.48%



SUB-ACCOUNT                                                       ANNUAL NET RATE OF RETURN
-----------                                                     -----------------------------     5/1/00-      5/1/00-
                                                                                    FOR ONE      12/31/01     12/31/01
                                                                   5/1/00-        YEAR ENDING      TOTAL      EFFECTIVE
                                                                   12/31/00        12/31/01       RETURN       ANNUAL
                                                                   --------       -----------    --------     ---------
Putnam Large Cap Growth.....................................       -27.00%          -30.82%       -49.50%      -33.62%


                                                                   ANNUAL NET RATE OF RETURN
                                     --------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                          10/31/94-
                                     12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     ---------   --------   --------   --------   --------   --------   --------   --------
Putnam International Stock(1)......    2.60%       6.23%      6.67%     -1.30%      7.27%     24.61%    -10.20%    -20.59%


                                     10/31/94-    10/31/94-
SUB-ACCOUNT                          12/31/01     12/31/01
-----------                            TOTAL      EFFECTIVE
                                      RETURN       ANNUAL
                                     ---------    ---------
Putnam International Stock(1)......    9.40%        1.26%


                                                                  ANNUAL NET RATE OF RETURN
                               ------------------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                               -------------------------------------------------------------------------------------
-----------                    5/1/87-
                               12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index(2).......  -12.20%     16.34%     30.15%     -4.14%     30.43%     7.30%       9.72%      1.12%     36.92%

                                                  ANNUAL NET RATE OF RETURN
                               ---------------------------------------------------------------
                                                     FOR ONE YEAR ENDING                         5/1/87-     5/1/87-
SUB-ACCOUNT                    ---------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                       TOTAL     EFFECTIVE
                               12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                               --------   --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index(2).......   22.47%     32.50%     27.93%     20.38%     -9.04%    -12.23%    437.92%     12.19%



                                                                      ANNUAL NET RATE OF RETURN
                                                              -----------------------------------------
                                                                                    FOR ONE
                                                                                  YEAR ENDING              11/9/98-    11/9/98-
SUB-ACCOUNT                                                              ------------------------------    12/31/01    12/31/01
-----------                                                   11/9/98-                                      TOTAL      EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00   12/31/01     RETURN      ANNUAL
                                                              --------   --------   --------   --------    --------    ---------
Morgan Stanley EAFE Index...................................    8.11%     24.90%    -14.48%    -21.74%      -9.62%      -3.17%
Lehman Brothers Aggregate Bond Index........................    1.38      -1.37      11.41       5.83       17.90        5.38
Neuberger Berman Partners Mid Cap Value.....................    7.44      17.63      28.25      -2.51       58.03       15.67
Russell 2000 Index..........................................    5.48      22.73      -3.80       0.87       25.62        7.53
Harris Oakmark Large Cap Value..............................   -2.70      -6.89      12.43      18.38       20.57       -8.29


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------                       ------------------------------------------------------------------------------------------------
                       6/24/83-
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
State Street Research
 Investment
 Trust(3)............   -2.35%     0.54%      34.79%     10.21%     7.19%      12.10%     32.13%     -5.40%     33.09%     11.56%

                                                          ANNUAL NET RATE OF RETURN
                       ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                  FOR ONE YEAR ENDING                                          6/24/83-
-----------            ------------------------------------------------------------------------------------------------   12/31/01
                                                                                                                           TOTAL
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
State Street Research
 Investment
 Trust(3)............   14.40%     -3.26%     33.14%     22.18%     28.36%     28.75%     18.47%     -6.18%    -17.01%    777.12%


SUB-ACCOUNT            6/24/83-
-----------            12/31/01
                       EFFECTIVE
                        ANNUAL
                       ---------
State Street Research
 Investment
 Trust(3)............   12.44%



                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN     FOR
-----------                                                   --------------   ONE YEAR   7/5/00-     7/5/00-
                                                                                ENDING    12/31/01   12/31/01
                                                                 7/5/00-       --------    TOTAL     EFFECTIVE
                                                                 12/31/00      12/31/01    RETURN     ANNUAL
                                                                 --------      --------   --------   ---------
MetLife Mid Cap Stock Index.................................       6.84%        -1.18%      5.58%      3.72%
State Street Research Aurora................................      23.22%        16.00      42.94      27.11



                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN   5/1/01-     5/1/01-
-----------                                                   --------------   12/31/01   12/31/01
                                                                 5/1/01-        TOTAL     EFFECTIVE
                                                                 12/31/01       RETURN     ANNUAL
                                                                 --------      --------   ---------
Janus Growth................................................      -21.80%       -21.80%      N/A
Franklin Templeton Small Cap Growth.........................      -11.20        -11.20       N/A


------------

(1) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.


(2) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


(3) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

              SUB-ACCOUNTS INVESTING IN MET INVESTORS SERIES TRUST



                                                              ANNUAL NET RATE                  2/12/01-
                                                                 OF RETURN        2/12/01-     12/31/01
                                                                 2/12/01-         12/31/01     EFFECTIVE
SUB-ACCOUNT                                                      12/31/01       TOTAL RETURN    ANNUAL
-----------                                                   ---------------   ------------   ---------
PIMCO Total Return..........................................        7.00%            7.00%      N/A
PIMCO Innovation............................................      -38.10           -38.10       N/A
MFS Mid Cap Growth..........................................      -16.30           -16.30       N/A



                                                                                               10/9/01-
                                                                                  10/9/01-     12/31/01
                                                                 10/9/01-         12/31/01     EFFECTIVE
SUB-ACCOUNT                                                      12/31/01       TOTAL RETURN    ANNUAL
-----------                                                      --------       ------------   ---------
Met/AIM Mid Cap Core Equity(1)..............................        9.30%            9.30%      N/A
Met/Aim Small Cap Growth(1).................................       18.30            18.30       N/A
State Street Research Concentrated International(1).........        8.00             8.00       N/A


------------

(1)Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.


                         SUB-ACCOUNTS INVESTING IN VIP

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------                       ------------------------------------------------------------------------------------------------
                       10/9/86-
                       12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income........    .20%      -1.13%     21.93%     19.54%    -16.31%     31.44%     16.89%     18.29%     6.93%      35.90%

                                          ANNUAL NET RATE OF RETURN
                       ---------------------------------------------------------------
SUB-ACCOUNT                                  FOR ONE YEAR ENDING                         10/9/86-   10/9/86-
-----------            ---------------------------------------------------------------   12/31/01   12/31/01
                                                                                          TOTAL     EFFECTIVE
                       12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   ---------
Equity-Income........   13.75%     28.11%     11.63%     6.33%      8.42%     -4.96%     468.79%     12.09%


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            1/28/87-
                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas.............   -5.38%     9.63%      23.97%     -1.20%     8.00%     -10.72%     37.35%     1.21%      11.02%     12.43%

                                    ANNUAL NET RATE OF RETURN
                       ----------------------------------------------------
                                       FOR ONE YEAR ENDING                    1/28/87-   1/28/87-
SUB-ACCOUNT            ----------------------------------------------------   12/31/01   12/31/01
-----------                                                                    TOTAL     EFFECTIVE
                       12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   ---------
Overseas.............   11.56%     12.75%     42.63%    -19.11%    -21.17%    143.14%      6.13%


                                                                  ANNUAL RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            9/19/85-
                       12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..........   6.38%      17.68%     1.22%      11.53%     -4.07%     -2.23%     35.08%     23.17%     20.40%     -1.45%

                                                 ANNUAL RATE OF RETURN
                       --------------------------------------------------------------------------
                                                  FOR ONE YEAR ENDING                               9/19/85-   9/19/85-
SUB-ACCOUNT            --------------------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                          TOTAL     EFFECTIVE
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------   ---------
High Income..........   20.79%     13.75%     17.67%     -4.33%     8.15%     -22.47%    -11.73%    199.48%      6.97%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                               ANNUAL NET RATE OF RETURN
                            ------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                            -------------------------------------------------------------------------------------
-----------                 9/6/89-
                            12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager.............   1.32%      6.19%      22.56%     11.71%     21.23%     -6.43%     17.68%     14.31%     20.65%

                                    ANNUAL NET RATE OF RETURN
                            -----------------------------------------
                                       FOR ONE YEAR ENDING              9/6/89-     9/6/89-
SUB-ACCOUNT                 -----------------------------------------   12/31/01   12/31/01
-----------                                                              TOTAL     EFFECTIVE
                            12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                            --------   --------   --------   --------   --------   ---------
Asset Manager.............   15.05%     11.09%     -3.93%     -4.09%    219.37%       9.89%


           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            2/8/84-
                       12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Growth...............   1.87%      19.76%     30.04%     7.78%      14.27%     30.79%     -4.67%     32.90%     10.48%     16.00%
Growth-Income........   8.96       36.91      21.82      0.30       14.02      25.02      -2.87      23.69       7.62      11.97

                                                     ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------------------
                                                        FOR ONE YEAR ENDING                                      2/8/84-
SUB-ACCOUNT            --------------------------------------------------------------------------------------   12/31/01
-----------                                                                                                       TOTAL
                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01     RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------    --------
Growth...............   0.23%      32.90%     13.07%     29.79%     35.24%     57.27%     4.47%       -18.15%    1375.34%
Growth-Income........   1.79       32.63      18.41      25.54      18.09      11.20      7.95          2.56      997.29


                        2/8/84-
SUB-ACCOUNT            12/31/01
-----------            EFFECTIVE
                        ANNUAL
                       ---------
Growth...............   16.23%
Growth-Income........   14.32



                                                                      ANNUAL NET RATE OF RETURN
                                                              -----------------------------------------
                                                                              FOR ONE YEAR ENDING         4/30/98-   4/30/98-
SUB-ACCOUNT                                                              ------------------------------   12/31/01   12/31/01
-----------                                                   4/30/98-                                     TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                                                              --------   --------   --------   --------   --------    ------
Global Small Capitalization.................................   2.47%      91.37%    -16.53%    -12.85%     42.65%     10.16%

POLICY PERFORMANCE


     The material below assumes a Policy was issued with a $1 million face amount, to a male and a female, both age 55 in the nonsmoker preferred risk category and annual premiums of $10,800 paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith MFS Total Return, Metropolitan Putnam Large Cap Growth, Metropolitan Janus Growth and Metropolitan Franklin Templeton Small Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income, Met Investors Met/AIM Mid Cap Core Equity, Met Investors Met/AIM Small Cap Growth and Met Investors State Street Research Concentrated International Sub-Accounts; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith FI Structured Equity, Zenith Harris Oakmark Focused Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index, the Harris Oakmark Large Cap Value and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account and the American Funds Growth-Income Sub-Account; April 30 in the case of the American Funds Global Small Capitalization Sub-Account; and February 12 in the case of the Met Investors MFS Mid Cap Growth, Met Investors PIMCO Innovation and Met Investors PIMCO Total Return Sub-Accounts). The example shows an Option 1 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT
                              NONSMOKER PREFERRED


ZENITH EQUITY SUB-ACCOUNT(1)



                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
August 26, 1983......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1983....    10,800     1,000,000       7,755           0       -100.00%               --
December 31, 1984....    21,600     1,000,000      15,871       6,901        -82.59          2,703.17%
December 31, 1985....    32,400     1,000,000      36,264      27,955        -10.65            541.07
December 31, 1986....    43,200     1,000,000      78,240      70,591         27.83            250.50
December 31, 1987....    54,000     1,000,000     124,925     117,937         34.45            152.94
December 31, 1988....    64,800     1,000,000     121,370     115,042         20.24            106.55
December 31, 1989....    75,600     1,000,000     165,876     160,208         22.22             80.09
December 31, 1990....    86,400     1,000,000     166,348     161,340         15.91             63.21
December 31, 1991....    97,200     1,000,000     263,923     259,576         21.77             51.62
December 31, 1992....   108,000     1,000,000     255,496     251,809         16.73             43.22
December 31, 1993....   118,800     1,000,000     301,547     298,520         16.34             36.89
December 31, 1994....   129,600     1,000,000     285,545     283,179         12.68             31.95
December 31, 1995....   140,400     1,000,000     406,435     404,729         15.54             28.02
December 31, 1996....   151,200     1,000,000     498,961     497,915         16.03             24.82
December 31, 1997....   162,000     1,000,000     622,545     622,160         16.67             22.16
December 31, 1998....   172,800     1,000,000     841,630     841,630         18.09             19.93
December 31, 1999....   183,600     1,107,366     979,970     979,970         17.84             19.05
December 31, 2000....   194,400     1,028,303     926,399     926,399         15.70             16.67
December 31, 2001....   205,200     1,000,000     791,099     791,099         12.93             15.00

ZENITH STATE STREET RESEARCH BOND INCOME SUB-ACCOUNT(2)



                           TOTAL                                        INTERNAL RATE    INTERNAL RATE
                          PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
          DATE              PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
          ----            --------    -------      -----     --------   --------------   -------------
August 26, 1983.........  $ 10,800   $1,000,000   $  7,497   $      0           --               --
December 31, 1983.......    10,800    1,000,000      7,315          0      -100.00%              --
December 31, 1984.......    21,600    1,000,000     17,096      8,126       -76.13         2,703.17%
December 31, 1985.......    32,400    1,000,000     28,708     20,399       -31.49           541.07
December 31, 1986.......    43,200    1,000,000     41,104     33,455       -13.54           250.50
December 31, 1987.......    54,000    1,000,000     50,213     43,225        -9.42           152.94
December 31, 1988.......    64,800    1,000,000     62,402     56,074        -5.08           106.55
December 31, 1989.......    75,600    1,000,000     78,224     72,556        -1.23            80.09
December 31, 1990.......    86,400    1,000,000     93,211     88,204         0.54            63.21
December 31, 1991.......    97,200    1,000,000    118,650    114,303         3.69            51.62
December 31, 1992.......   108,000    1,000,000    136,160    132,473         4.16            43.22
December 31, 1993.......   118,800    1,000,000    161,659    158,632         5.29            36.89
December 31, 1994.......   129,600    1,000,000    164,433    162,067         3.75            31.95
December 31, 1995.......   140,400    1,000,000    208,686    206,980         5.92            28.02
December 31, 1996.......   151,200    1,000,000    227,070    226,025         5.67            24.82
December 31, 1997.......   162,000    1,000,000    260,286    259,901         6.16            22.16
December 31, 1998.......   172,800    1,000,000    292,080    292,080         6.37            19.93
December 31, 1999.......   183,600    1,000,000    298,541    298,541         5.56            18.04
December 31, 2000.......   194,400    1,000,000    333,410    333,410         5.78            16.41
December 31, 2001.......   205,200    1,000,000    367,127    367,127         5.87            15.00

ZENITH STATE STREET RESEARCH MONEY MARKET SUB-ACCOUNT(2)
                           TOTAL                                        INTERNAL RATE    INTERNAL RATE
                          PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
          DATE              PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
          ----            --------    -------      -----     --------   --------------   -------------
August 26, 1983.........  $ 10,800   $1,000,000   $  7,497   $      0           --               --
December 31, 1983.......    10,800    1,000,000      7,331          0      -100.00%              --
December 31, 1984.......    21,600    1,000,000     16,547      7,578       -79.08         2,703.17%
December 31, 1985.......    32,400    1,000,000     26,066     17,757       -39.88           541.07
December 31, 1986.......    43,200    1,000,000     35,965     28,316       -22.08           250.50
December 31, 1987.......    54,000    1,000,000     46,585     39,596       -13.11           152.94
December 31, 1988.......    64,800    1,000,000     58,165     51,837        -7.85           106.55
December 31, 1989.......    75,600    1,000,000     71,685     66,017        -4.07            80.09
December 31, 1990.......    86,400    1,000,000     85,956     80,949        -1.70            63.21
December 31, 1991.......    97,200    1,000,000     99,514     95,167        -0.49            51.62
December 31, 1992.......   108,000    1,000,000    111,313    107,626        -0.07            43.22
December 31, 1993.......   118,800    1,000,000    123,269    120,243         0.23            36.89
December 31, 1994.......   129,600    1,000,000    137,133    134,767         0.67            31.95
December 31, 1995.......   140,400    1,000,000    153,734    152,028         1.24            28.02
December 31, 1996.......   151,200    1,000,000    170,236    169,190         1.62            24.82
December 31, 1997.......   162,000    1,000,000    187,846    187,461         1.96            22.16
December 31, 1998.......   172,800    1,000,000    206,086    206,086         2.20            19.93
December 31, 1999.......   183,600    1,000,000    224,488    224,488         2.36            18.04
December 31, 2000.......   194,400    1,000,000    246,520    246,520         2.62            16.41
December 31, 2001.......   205,200    1,000,000    263,892    263,892         2.62            15.00



ZENITH MFS TOTAL RETURN SUB-ACCOUNT(3)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
May 1, 1987..........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1987....    10,800     1,000,000       6,759           0       -100.00%               --
December 31, 1988....    21,600     1,000,000      16,003       7,199        -65.15          1,349.75%
December 31, 1989....    32,400     1,000,000      28,311      20,167        -26.09            403.76
December 31, 1990....    43,200     1,000,000      37,668      30,184        -15.97            209.91
December 31, 1991....    54,000     1,000,000      54,178      47,354         -4.89            134.95
December 31, 1992....    64,800     1,000,000      66,248      60,085         -2.38             96.73
December 31, 1993....    75,600     1,000,000      81,786      76,283          0.25             74.02
December 31, 1994....    86,400     1,000,000      89,218      84,375         -0.57             59.14
December 31, 1995....    97,200     1,000,000     127,346     123,163          5.02             48.73
December 31, 1996....   108,000     1,000,000     154,285     150,764          6.35             41.07
December 31, 1997....   118,800     1,000,000     205,291     202,429          9.13             35.23
December 31, 1998....   129,600     1,000,000     254,472     252,271         10.37             30.65
December 31, 1999....   140,400     1,000,000     288,030     286,489         10.20             26.97
December 31, 2000....   151,200     1,000,000     282,266     281,385          8.28             23.95
December 31, 2001....   162,000     1,000,000     282,755     282,535          6.94             21.45

ZENITH FI STRUCTURED EQUITY SUB-ACCOUNT(4)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
April 30, 1993.......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1993....    10,800     1,000,000       7,706           0       -100.00%               --
December 31, 1994....    21,600     1,000,000      15,812       7,063        -65.75          1,343.15%
December 31, 1995....    32,400     1,000,000      31,450      23,361        -18.45            402.85
December 31, 1996....    43,200     1,000,000      46,128      38,699         -5.01            209.62
December 31, 1997....    54,000     1,000,000      71,546      64,778          6.87            134.81
December 31, 1998....    64,800     1,000,000      97,092      90,984         10.76             96.66
December 31, 1999....    75,600     1,000,000     114,058     108,610          9.85             73.97
December 31, 2000....    86,400     1,000,000     112,380     107,592          5.23             59.11
December 31, 2001....    97,200     1,000,000     106,459     102,331          1.10             48.70



ZENITH HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT(5)
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
April 30, 1993.......  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1993....    10,800     1,000,000         7,743             0       -100.00%               --
December 31, 1994....    21,600     1,000,000        15,974         7,225        -64.90          1,343.15%
December 31, 1995....    32,400     1,000,000        30,648        22,559        -20.30            402.85
December 31, 1996....    43,200     1,000,000        44,641        37,212         -6.77            209.62
December 31, 1997....    54,000     1,000,000        61,865        55,096          0.75            134.81
December 31, 1998....    64,800     1,000,000        64,589        58,481         -3.23             96.66
December 31, 1999....    75,600     1,000,000        72,371        66,923         -3.33             73.97
December 31, 2000....    86,400     1,000,000        94,878        90,091          1.00             59.11
December 31, 2001....    97,200     1,000,000       132,099       127,972          5.82             48.70



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
May 2, 1994..........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994....    10,800     1,000,000         6,502             0       -100.00%               --
December 31, 1995....    21,600     1,000,000        18,305         9,501        -53.51          1,356.39%
December 31, 1996....    32,400     1,000,000        32,964        24,820        -15.25            404.68
December 31, 1997....    43,200     1,000,000        51,300        43,816          0.65            210.21
December 31, 1998....    54,000     1,000,000        57,301        50,477         -2.52            135.09
December 31, 1999....    64,800     1,000,000        86,139        79,975          6.67             96.81
December 31, 2000....    75,600     1,000,000        92,886        87,383          3.95             74.07
December 31, 2001....    86,400     1,000,000        97,454        92,612          1.66             59.17

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
October 31, 1994.....  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994....    10,800     1,000,000         6,882             0       -100.00%               --
December 31, 1995....    21,600     1,000,000        18,234         9,155        -84.39          4,655.92%
December 31, 1996....    32,400     1,000,000        28,788        20,368        -36.63            657.81
December 31, 1997....    43,200     1,000,000        44,045        36,286        -10.33            279.94
December 31, 1998....    54,000     1,000,000        74,590        67,492         10.35            165.07
December 31, 1999....    64,800     1,000,000       108,707       102,268         17.07            112.91
December 31, 2000....    75,600     1,000,000        97,024        91,246          5.90             83.92
December 31, 2001....    86,400     1,000,000        97,562        92,444          1.84             65.74



ZENITH BALANCED SUB-ACCOUNT(6)
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
October 31, 1994.....  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994....    10,800     1,000,000         7,277             0       -100.00%               --
December 31, 1995....    21,600     1,000,000        17,639         8,559        -87.62          4,655.92%
December 31, 1996....    32,400     1,000,000        28,819        20,400        -36.52            657.81
December 31, 1997....    43,200     1,000,000        41,509        33,750        -14.56            279.94
December 31, 1998....    54,000     1,000,000        53,817        46,719         -6.67            165.07
December 31, 1999....    64,800     1,000,000        58,873        52,434         -7.98            112.91
December 31, 2000....    75,600     1,000,000        64,721        58,943         -7.96             83.92
December 31, 2001....    86,400     1,000,000        71,371        66,253         -7.37             65.74



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
October 31, 1994.....  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994....    10,800     1,000,000         7,053             0       -100.00%               --
December 31, 1995....    21,600     1,000,000        18,342         9,263        -83.77          4,655.92%
December 31, 1996....    32,400     1,000,000        31,368        22,949        -27.78            657.81
December 31, 1997....    43,200     1,000,000        49,825        42,066         -1.59            279.94
December 31, 1998....    54,000     1,000,000        65,669        58,571          3.76            165.07
December 31, 1999....    64,800     1,000,000        85,351        78,912          7.37            112.91
December 31, 2000....    75,600     1,000,000        98,732        92,955          6.48             83.92
December 31, 2001....    86,400     1,000,000        98,855        93,738          2.21             65.74

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
April 30, 1999.......  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1999....    10,800     1,000,000         6,859             0       -100.00%               --
December 31, 2000....    21,600     1,000,000        14,519         5,769        -72.61          1,343.15%
December 31, 2001....    32,400     1,000,000        19,614        11,525        -51.17            402.85



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
April 30, 1999.......  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1999....    10,800     1,000,000         8,043             0       -100.00%               --
December 31, 2000....    21,600     1,000,000        14,373         5,623        -73.39          1,343.15%
December 31, 2001....    32,400     1,000,000        18,637        10,548        -54.62            402.85



METROPOLITAN JANUS MID CAP SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
March 3, 1997........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1997....    10,800     1,000,000         8,566             0       -100.00%               --
December 31, 1998....    21,600     1,000,000        22,046        13,352        -31.26          1,033.68%
December 31, 1999....    32,400     1,000,000        66,495        58,461         35.75            355.47
December 31, 2000....    43,200     1,000,000        45,868        38,495         -4.89            193.61
December 31, 2001....    54,000     1,000,000        36,849        30,136        -20.03            127.25



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
November 9, 1998.....  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1998....    10,800     1,000,000         7,801             0        100.00%               --
December 31, 1999....    21,600     1,000,000        18,817         9,682        -83.80          5,076.91%
December 31, 2000....    32,400     1,000,000        24,785        16,310        -53.37            676.98
December 31, 2001....    43,200     1,000,000        35,072        27,258        -27.27            284.42



METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
May 1, 2000..........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 2000....    10,800     1,000,000         4,519             0       -100.00%               --
December 31, 2001....    21,600     1,000,000         9,975         1,171        -96.62          1,356.39%

METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT(7)
                        TOTAL                                                INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------        -----        --------     --------------    -------------
October 31, 1994.....  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994....    10,800     1,000,000         7,456             0       -100.00%               --
December 31, 1995....    21,600     1,000,000        16,689         7,609        -92.17          4,655.92%
December 31, 1996....    32,400     1,000,000        25,906        17,487        -47.40            657.81
December 31, 1997....    43,200     1,000,000        33,356        25,597        -30.39            279.94
December 31, 1998....    54,000     1,000,000        44,190        37,092        -17.29            165.07
December 31, 1999....    64,800     1,000,000        63,729        57,291         -4.63            112.91
December 31, 2000....    75,600     1,000,000        64,870        59,092         -7.87             83.92
December 31, 2001....    86,400     1,000,000        60,844        55,727        -12.36             65.74



METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT(8)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
May 1, 1987..........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1987....    10,800     1,000,000       5,964           0       -100.00%               --
December 31, 1988....    21,600     1,000,000      15,660       6,856        -66.95          1,349.75%
December 31, 1989....    32,400     1,000,000      30,347      22,203        -21.16            403.76
December 31, 1990....    43,200     1,000,000      36,762      29,279        -17.28            209.91
December 31, 1991....    54,000     1,000,000      56,853      50,029         -2.85            134.95
December 31, 1992....    64,800     1,000,000      69,291      63,128         -0.82             96.73
December 31, 1993....    75,600     1,000,000      84,635      79,132          1.24             74.02
December 31, 1994....    86,400     1,000,000      93,946      89,103          0.74             59.14
December 31, 1995....    97,200     1,000,000     139,381     135,199          6.98             48.73
December 31, 1996....   108,000     1,000,000     178,006     174,484          9.07             41.07
December 31, 1997....   118,800     1,000,000     245,949     243,087         12.17             35.23
December 31, 1998....   129,600     1,000,000     323,537     321,336         13.99             30.65
December 31, 1999....   140,400     1,000,000     397,872     396,331         14.63             26.97
December 31, 2000....   151,200     1,000,000     358,459     357,579         11.32             23.95
December 31, 2001....   162,000     1,000,000     330,504     330,284          8.80             21.45



METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
July 5, 2000.........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2000....    10,800     1,000,000       7,179           0       -100.00%               --
December 31, 2001....    21,600     1,000,000      15,462       6,548        -76.68          1,931.84%

METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
November 9, 1998.....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998....    10,800     1,000,000       8,000           0       -100.00%               --
December 31, 1999....    21,600     1,000,000      19,022       9,887        -82.58          5,076.91%
December 31, 2000....    32,400     1,000,000      24,169      15,695        -56.00            676.98
December 31, 2001....    43,200     1,000,000      27,124      19,310        -47.07            284.42



METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
November 9, 1998.....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998....    10,800     1,000,000       7,498           0       -100.00%               --
December 31, 1999....    21,600     1,000,000      15,502       6,367        -97.88          5,076.91%
December 31, 2000....    32,400     1,000,000      25,721      17,247        -49.49            676.98
December 31, 2001....    43,200     1,000,000      34,663      26,849        -28.14            284.42



METROPOLITAN STATE STREET RESEARCH AURORA SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
July 5, 2000.........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2000....    10,800     1,000,000       8,451           0       -100.00%               --
December 31, 2001....    21,600     1,000,000      17,979       9,065        -63.25          1,931.84%

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT(9)
                                                                                             INTERNAL
                                                                                              RATE OF
                        TOTAL                                            INTERNAL RATE       RETURN ON
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
        ----           --------    ----------    --------    --------    --------------    -------------
June 24, 1983........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1983....    10,800     1,000,000       6,705           0       -100.00%               --
December 31, 1984....    21,600     1,000,000      15,657       6,798        -73.74          1,799.68%
December 31, 1985....    32,400     1,000,000      29,779      21,580        -24.80            458.77
December 31, 1986....    43,200     1,000,000      40,462      32,923        -13.11            227.09
December 31, 1987....    54,000     1,000,000      50,080      43,201         -8.78            142.76
December 31, 1988....    64,800     1,000,000      63,628      57,410         -4.01            101.05
December 31, 1989....    75,600     1,000,000      95,277      89,719          4.85             76.71
December 31, 1990....    86,400     1,000,000      94,373      89,475          0.87             60.96
December 31, 1991....    97,200     1,000,000     135,063     130,826          6.48             50.03
December 31, 1992....   108,000     1,000,000     159,365     155,788          7.15             42.04
December 31, 1993....   118,800     1,000,000     191,251     188,334          8.11             35.98
December 31, 1994....   129,600     1,000,000     192,578     190,321          6.21             31.24
December 31, 1995....   140,400     1,000,000     268,329     266,733          9.40             27.44
December 31, 1996....   151,200     1,000,000     334,969     334,033         10.65             24.34
December 31, 1997....   162,000     1,000,000     437,926     437,651         12.29             21.77
December 31, 1998....   172,800     1,000,000     568,737     568,737         13.62             19.60
December 31, 1999....   183,600     1,000,000     680,959     680,959         13.96             17.76
December 31, 2000....   194,400     1,000,000     623,253     623,253         11.77             16.17
December 31, 2001....   205,200     1,000,000     540,744     540,744          9.36             14.79



METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT
                                                                                             INTERNAL
                                                                                              RATE OF
                        TOTAL                                            INTERNAL RATE       RETURN ON
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
        ----           --------    ----------    --------    --------    --------------    -------------
November 9, 1998.....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998....    10,800     1,000,000       7,950           0       -100.00%               --
December 31, 1999....    21,600     1,000,000      18,267       9,133        -86.96          5,076.91%
December 31, 2000....    32,400     1,000,000      30,944      22,469        -30.04            676.98
December 31, 2001....    43,200     1,000,000      39,551      31,737        -18.40            284.42



METROPOLITAN JANUS GROWTH SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
May 1, 2001..........  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       5,190           0       -100.00%               --



METROPOLITAN FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT
                          TOTAL                                              INTERNAL RATE     INTERNAL RATE
                        PREMIUMS        DEATH         CASH       NET CASH     OF RETURN ON     OF RETURN ON
         DATE             PAID         BENEFIT        VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
         ----           --------       -------        -----      --------    --------------    -------------
May 1, 2001..........   $ 10,800     $1,000,000     $  7,497     $      0            --                --
December 31, 2001....     10,800      1,000,000        5,923            0       -100.00%               --

METROPOLITAN HARRIS OAKMARK LARGE CAP VALUE SUB-ACCOUNT
                                                                                             INTERNAL
                                                                                              RATE OF
                        TOTAL                                            INTERNAL RATE       RETURN ON
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
        ----           --------    ----------    --------    --------    --------------    -------------
November 9, 1998.....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998....    10,800     1,000,000       7,192           0       -100.00%               --
December 31, 1999....    21,600     1,000,000      15,057       5,922        -98.66          5,076.91%
December 31, 2000....    32,400     1,000,000      24,910      16,435        -52.85            676.98
December 31, 2001....    43,200     1,000,000      38,418      30,604        -20.53            284.42



MET INVESTORS MFS MID CAP GROWTH SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
February 12, 2001....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       5,265           0       -100.00%               --



MET INVESTORS PIMCO TOTAL RETURN SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
February 12, 2001....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       6,971           0       -100.00%               --



MET INVESTORS PIMCO INNOVATION SUB-ACCOUNT
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
February 12, 2001....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       3,698           0       -100.00%               --



MET INVESTORS STATE STREET RESEARCH CONCENTRATED INTERNATIONAL SUB-ACCOUNT(10)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
October 9, 2001......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       7,883           0       -100.00%               --



MET INVESTORS MET/AIM MID CAP CORE EQUITY SUB-ACCOUNT(10)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
October 9, 2001......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       7,979           0       -100.00%               --



MET INVESTORS MET/AIM SMALL CAP GROWTH SUB-ACCOUNT(10)
                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
October 9, 2001......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2001....    10,800     1,000,000       8,643           0       -100.00%               --

VIP EQUITY-INCOME SUB-ACCOUNT
                                                                                             INTERNAL
                                                                                              RATE OF
                        TOTAL                                            INTERNAL RATE       RETURN ON
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
        ----           --------    ----------    --------    --------    --------------    -------------
October 9, 1986......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1986....    10,800     1,000,000       7,313           0       -100.00%               --
December 31, 1987....    21,600     1,000,000      13,922       4,843        -97.38          3,820.31%
December 31, 1988....    32,400     1,000,000      24,831      16,411        -48.97            614.57
December 31, 1989....    43,200     1,000,000      37,087      29,328        -21.80            269.48
December 31, 1990....    54,000     1,000,000      39,958      32,860        -22.19            160.84
December 31, 1991....    64,800     1,000,000      60,921      54,482         -6.38            110.71
December 31, 1992....    75,600     1,000,000      79,865      74,088         -0.63             82.60
December 31, 1993....    86,400     1,000,000     102,571      97,454          3.21             64.88
December 31, 1994....    97,200     1,000,000     117,520     113,063          3.54             52.79
December 31, 1995....   108,000     1,000,000     167,790     163,993          8.60             44.09
December 31, 1996....   118,800     1,000,000     199,260     196,124          9.25             37.54
December 31, 1997....   129,600     1,000,000     263,478     261,002         11.61             32.47
December 31, 1998....   140,400     1,000,000     303,917     302,101         11.60             28.43
December 31, 1999....   151,200     1,000,000     331,147     329,992         10.89             25.15
December 31, 2000....   162,000     1,000,000     362,775     362,280         10.40             22.44
December 31, 2001....   172,800     1,000,000     357,346     357,346          8.80             20.17


VIP OVERSEAS SUB-ACCOUNT


                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
January 28, 1987.....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1987....    10,800     1,000,000       6,056           0       -100.00%               --
December 31, 1988....    21,600     1,000,000      15,830       7,246        -56.21            902.39%
December 31, 1989....    32,400     1,000,000      29,157      21,233        -20.45            331.98
December 31, 1990....    43,200     1,000,000      36,989      29,726        -14.86            185.20
December 31, 1991....    54,000     1,000,000      48,609      42,006         -8.48            123.16
December 31, 1992....    64,800     1,000,000      50,143      44,200        -11.10             90.02
December 31, 1993....    75,600     1,000,000      80,083      74,800         -0.27             69.76
December 31, 1994....    86,400     1,000,000      88,964      84,341         -0.55             56.23
December 31, 1995....    97,200     1,000,000     108,002     104,040          1.38             46.62
December 31, 1996....   108,000     1,000,000     130,248     126,946          2.96             39.49
December 31, 1997....   118,800     1,000,000     155,213     152,572          4.17             34.01
December 31, 1998....   129,600     1,000,000     184,387     182,406          5.21             29.68
December 31, 1999....   140,400     1,000,000     274,926     273,605          9.26             26.18
December 31, 2000....   151,200     1,000,000     228,191     227,531          5.35             23.31
December 31, 2001....   162,000     1,000,000     186,854     186,854          1.78             20.90

VIP HIGH INCOME SUB-ACCOUNT


                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
September 19, 1985...  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1985....    10,800     1,000,000       7,656           0       -100.00%               --
December 31, 1986....    21,600     1,000,000      17,570       8,545        -78.27          3,240.18%
December 31, 1987....    32,400     1,000,000      25,635      17,271        -43.68            579.21
December 31, 1988....    43,200     1,000,000      36,660      28,956        -21.76            260.55
December 31, 1989....    54,000     1,000,000      42,870      35,826        -17.85            157.16
December 31, 1990....    64,800     1,000,000      49,743      43,360        -14.55            108.79
December 31, 1991....    75,600     1,000,000      75,370      69,647         -2.51             81.44
December 31, 1992....    86,400     1,000,000     100,962      95,900          2.74             64.11
December 31, 1993....    97,200     1,000,000     129,811     125,409          5.86             52.26
December 31, 1994....   108,000     1,000,000     135,532     131,790          4.11             43.69
December 31, 1995....   118,800     1,000,000     172,152     169,070          6.51             37.24
December 31, 1996....   129,600     1,000,000     204,573     202,152          7.43             32.23
December 31, 1997....   140,400     1,000,000     249,111     247,350          8.61             28.24
December 31, 1998....   151,200     1,000,000     247,068     245,967          6.87             25.00
December 31, 1999....   162,000     1,000,000     275,479     275,039          6.93             22.31
December 31, 2000....   172,800     1,000,000     220,017     220,017          3.03             20.06
December 31, 2001....   183,600     1,000,000     202,656     202,656          1.18             18.15


VIP II ASSET MANAGER SUB-ACCOUNT



                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
September 6, 1989....  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1989....    10,800     1,000,000       7,287           0       -100.00%               --
December 31, 1990....    21,600     1,000,000      16,436       7,412        -81.88          2,931.18%
December 31, 1991....    32,400     1,000,000      28,380      20,016        -33.42            558.01
December 31, 1992....    43,200     1,000,000      39,903      32,199        -15.78            255.02
December 31, 1993....    54,000     1,000,000      56,960      49,917         -3.38            154.85
December 31, 1994....    64,800     1,000,000      60,746      54,363         -6.24            107.56
December 31, 1995....    75,600     1,000,000      79,592      73,869         -0.70             80.70
December 31, 1996....    86,400     1,000,000      99,917      94,854          2.43             63.62
December 31, 1997....    97,200     1,000,000     128,595     124,193          5.60             51.91
December 31, 1998....   108,000     1,000,000     156,703     152,961          7.07             43.44
December 31, 1999....   118,800     1,000,000     182,733     179,652          7.55             37.05
December 31, 2000....   129,600     1,000,000     180,450     178,028          5.32             32.08
December 31, 2001....   140,400     1,000,000     184,972     183,211          4.12             28.12

AMERICAN FUNDS GROWTH SUB-ACCOUNT



                          TOTAL                                            INTERNAL RATE    INTERNAL RATE
                         PREMIUMS     DEATH         CASH       NET CASH     OF RETURN ON    OF RETURN ON
         DATE              PAID      BENEFIT       VALUE        VALUE      NET CASH VALUE   DEATH BENEFIT
         ----            --------    -------       -----       --------    --------------   -------------
February 8, 1984.......  $ 10,800   $1,000,000   $    7,497   $        0           --               --
December 31, 1984......    10,800    1,000,000        6,591            0      -100.00%              --
December 31, 1985......    21,600    1,000,000       16,226        7,587       -55.43           941.74%
December 31, 1986......    32,400    1,000,000       31,162       23,183       -16.70           339.28
December 31, 1987......    43,200    1,000,000       40,774       33,456       -10.41           187.85
December 31, 1988......    54,000    1,000,000       55,622       48,963        -3.37           124.46
December 31, 1989......    64,800    1,000,000       83,363       77,365         5.24            90.77
December 31, 1990......    75,600    1,000,000       86,504       81,167         1.82            70.24
December 31, 1991......    86,400    1,000,000      124,367      119,690         7.38            56.56
December 31, 1992......    97,200    1,000,000      145,592      141,575         7.60            46.86
December 31, 1993......   108,000    1,000,000      177,248      173,891         8.66            39.67
December 31, 1994......   118,800    1,000,000      184,904      182,208         7.10            34.15
December 31, 1995......   129,600    1,000,000      259,313      257,277        10.33            29.79
December 31, 1996......   140,400    1,000,000      300,490      299,114        10.49            26.27
December 31, 1997......   151,200    1,000,000      399,978      399,263        12.38            23.38
December 31, 1998......   162,000    1,000,000      550,514      550,459        14.38            20.97
December 31, 1999......   172,800    1,007,163      875,794      875,794        17.57            19.00
December 31, 2000......   183,600    1,002,281      886,974      886,974        16.03            17.20
December 31, 2001......   194,400    1,000,000      756,915      756,915        13.16            15.67


AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT



                             TOTAL                                        INTERNAL RATE    INTERNAL RATE
                            PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
           DATE               PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
           ----             --------    -------      -----     --------   --------------   -------------
February 8, 1984..........  $ 10,800   $1,000,000   $  7,497   $      0           --               --
December 31, 1984.........    10,800    1,000,000      7,072          0      -100.00%              --
December 31, 1985.........    21,600    1,000,000     19,770     11,131       -39.22           941.74%
December 31, 1986.........    32,400    1,000,000     33,454     25,475       -12.19           339.28
December 31, 1987.........    43,200    1,000,000     40,743     33,425       -10.45           187.85
December 31, 1988.........    54,000    1,000,000     55,101     48,443        -3.73           124.46
December 31, 1989.........    64,800    1,000,000     79,296     73,298         3.64            90.77
December 31, 1990.........    75,600    1,000,000     84,334     78,996         1.13            70.24
December 31, 1991.........    86,400    1,000,000    113,535    108,857         5.24            56.56
December 31, 1992.........    97,200    1,000,000    130,517    126,500         5.34            46.86
December 31, 1993.........   108,000    1,000,000    154,442    151,085         6.14            39.67
December 31, 1994.........   118,800    1,000,000    165,957    163,261         5.30            34.15
December 31, 1995.........   129,600    1,000,000    232,585    230,549         8.72            29.79
December 31, 1996.........   140,400    1,000,000    282,663    281,287         9.67            26.27
December 31, 1997.........   151,200    1,000,000    364,512    363,797        11.24            23.38
December 31, 1998.........   162,000    1,000,000    438,937    438,882        11.83            20.97
December 31, 1999.........   172,800    1,000,000    496,006    496,006        11.69            18.93
December 31, 2000.........   183,600    1,000,000    535,311    535,311        11.14            17.18
December 31, 2001.........   194,400    1,000,000    563,363    563,363        10.46            15.67

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT



                        TOTAL                                            INTERNAL RATE     INTERNAL RATE
                       PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
        DATE             PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
        ----           --------     -------       -----      --------    --------------    -------------
April 30, 1998.......  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998....    10,800     1,000,000       6,749           0       -100.00%               --
December 31, 1999....    21,600     1,000,000      26,586      17,837        -15.33          1,343.15%
December 31, 2000....    32,400     1,000,000      27,627      19,538        -27.63            402.85
December 31, 2001....    43,200     1,000,000      32,050      24,621        -24.54            209.62


------------

(1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.



(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.



(3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.



(4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P., until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.



(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.



(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.



(7) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



(8) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



(9) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.



(10) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

     The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

     The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


     Over the 57 20-year time periods beginning in 1926 and ending in 2001 (i.e., 1926-1945, 1927-1946, and so on through 1982-2001):



     -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 54 of the 57 periods.



     -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 57 periods.



     -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 57 periods.



     Over the 47 30-year time periods beginning in 1926 and ending in 2001, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 47 periods.



     From 1926 through 2001 the average annual return for common stocks was 10.7%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

------------

* Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]


                            ------------------------

                SUMMARY: HISTORICAL S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending in 2001.


     The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.
                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                             GREATER
                                                       0-      5.01-     10.01-    15.01-     THAN
HOLDING                                  NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                    RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                  --------    ------    ------    ------    ------    -------
1 year.................................     25%         4%       11%        7%       13%       40%
5 years................................     10%        14%       15%       30%       18%       13%
10 years...............................      3%         9%       33%       24%       29%        2%
20 years...............................      0%         7%       31%       53%        9%        0%


------------

Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

     These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

     Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate, although recent legislation will reduce the maximum rate to 45% by 2007. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

     Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

CHARITABLE GIVING

     You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes (if the policy is not owned by the survivor), at the same time that the assets in the spouse's estate pass to charity.

GIFTS TO GRANDCHILDREN

     Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exemptions from the generation skipping tax to maximize the gifts grandchildren can receive.

BUSINESS USES

     You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

     Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax adviser about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

     The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS


                          CASH-VALUE
                             LIFE       NON-QUALIFIED                              QUALIFIED
                          INSURANCE       ANNUITIES            IRA'S                PENSION
                          ----------    -------------          -----               ---------
Annual Contribution
  Limits                      No             No                 Yes                   Yes
Income Eligibility
  Limits                      No             No                Yes**                  No
Borrowing Treated as
  Distributions              No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules
  (Income included in
  First Distribution)        No*             Yes                Yes                   Yes
Early Withdrawal
  Penalties                  No*           Yes***             Yes***                Yes***
Minimum Distribution
  Rules by Age 70 1/2         No             No                 Yes                   Yes
Anti-discrimination
  Rules                       No             No                 No                    Yes


------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefit".)

     For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

     If the same insureds were both age 45 at issue, the net single premium factors would be:

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

     For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
   20 through 40            2.50               2.50
         41                 2.43               2.43
         42                 2.36               2.36
         43                 2.29               2.29
         44                 2.22               2.22
         45                 2.15               2.15
         46                 2.09               2.09
         47                 2.03               2.03
         48                 1.97               1.97
         49                 1.91               1.91
         50                 1.85               1.85
         51                 1.78               1.78
         52                 1.71               1.71
         53                 1.64               1.64
         54                 1.57               1.57
         55                 1.50               1.50
         56                 1.46               1.46
         57                 1.42               1.42
         58                 1.38               1.38
         59                 1.34               1.34
         60                 1.30               1.30
         61                 1.28               1.28

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         62                 1.26               1.26
         63                 1.24               1.24
         64                 1.22               1.22
         65                 1.20               1.20
         66                 1.19               1.19
         67                 1.18               1.18
         68                 1.17               1.17
         69                 1.16               1.16
         70                 1.15               1.15
         71                 1.13               1.13
         72                 1.11               1.11
         73                 1.09               1.09
         74                 1.07               1.07
         75                 1.05               1.05
         76                 1.05               1.05
         77                 1.05               1.05
         78                 1.05               1.05
         79                 1.05               1.05
         80                 1.05               1.05
         81                 1.05               1.10
         82                 1.05               1.15
         83                 1.05               1.20

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         84                 1.05               1.25
         85                 1.05               1.30
         86                 1.05               1.35
         87                 1.05               1.40
         88                 1.05               1.45
         89                 1.05               1.50
         90                 1.05               1.50
         91                 1.04               1.50
         92                 1.03               1.50

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         93                 1.02               1.50
         94                 1.01               1.50
         95                 1.01               1.50
         96                 1.01               1.40
         97                 1.01               1.30
         98                 1.01               1.20
         99                 1.01               1.10
        100                 1.00               1.00

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements


                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Survivorship Life 2002 Prospectus dated May 1, 2002. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                NEW ENGLAND LIFE
                               INSURANCE COMPANY

                            Zenith Survivorship Life
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies

                        Supplement Dated May 1, 2002 to
         Prospectuses Dated April 30, 1999, May 1, 2000 and May 1, 2001

This supplement updates certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented.

                         Zenith Survivorship Life Plus
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies

                        Supplement Dated May 1, 2002 to
                          Prospectus Dated May 1, 2001

This supplement updates certain information contained in the prospectus dated May 1, 2001.

You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request.

NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM.

                          INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

The Designated Office for various Policy transactions is as follows:

Premium Payments                 New England Financial
                                 P.O. Box 4332
                                 Carol Stream, IL 60197-4332
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
                                 (800) 388-4000
All Other Transactions and       New England Financial/MetLife
  Inquiries                      P.O. Box 543
                                 Warwick, RI 02887-0543
                                 (800) 388-4000

                              CHARGES AND EXPENSES

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

CHARGES AGAINST THE ELIGIBLE FUNDS

ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after any applicable expense deferral arrangement.

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE DEFERRAL)

                                                             MANAGEMENT     OTHER      TOTAL ANNUAL
SERIES                                                          FEES       EXPENSES      EXPENSES
------                                                       ----------    --------    ------------
Zenith Equity..............................................     .66%         .09%           .75%*
State Street Research Bond Income..........................     .40%         .09%           .49%
State Street Research Money Market.........................     .35%         .07%           .42%
MFS Total Return...........................................     .50%         .13%           .63%
FI Structured Equity.......................................     .68%         .10%           .78%**
Loomis Sayles Small Cap....................................     .90%         .10%          1.00%
Harris Oakmark Focused Value...............................     .75%         .12%           .87%**
Balanced...................................................     .70%         .13%           .83%
Davis Venture Value........................................     .75%         .08%           .83%**
Alger Equity Growth........................................     .75%         .09%           .84%
MFS Investors Trust........................................     .75%         .15%           .90%***
MFS Research Managers......................................     .75%         .15%           .90%***
FI Mid Cap Opportunities...................................     .80%         .15%           .95%***

------------
  *Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund -- the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.
 **Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.
***Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: 1.37% for the MFS Investors Trust Series and 1.06% for the MFS Research Managers Series. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.

Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the New England Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers

Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.

METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002), after any applicable expense subsidy, as a percentage of Portfolio net assets.

                                                             MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                       FEES       EXPENSES      EXPENSES
---------                                                    ----------    --------    ------------
Putnam Large Cap Growth....................................     .80%         .20%         1.00%*
Janus Mid Cap..............................................     .67%         .07%          .74%
Russell 2000 Index.........................................     .25%         .30%          .55%*
Putnam International Stock.................................     .90%         .26%         1.16%**
MetLife Stock Index........................................     .25%         .06%          .31%
MetLife Mid Cap Stock Index................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index..................................     .30%         .45%          .75%*
Lehman Brothers Aggregate Bond Index.......................     .25%         .13%          .38%
State Street Research Aurora...............................     .85%         .13%          .98%
Janus Growth...............................................     .80%         .15%          .95%*
State Street Research Investment Trust.....................     .48%         .05%          .53%**
Franklin Templeton Small Cap Growth........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value....................     .69%         .12%          .81%**
Harris Oakmark Large Cap Value.............................     .75%         .11%          .86%**
State Street Research Large Cap Value......................     .70%         .15%          .85%*

------------
 *Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized from the Portfolio's start date of May 1, 2002). Expenses of the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.
**Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.

MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages:
1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.

MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The total operating expenses of the Portfolios for the year ended December 31, 2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:

                                                             MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                       FEES       EXPENSES     EXPENSES*
---------                                                    ----------    --------    ------------
MFS Mid Cap Growth.........................................     .00%         .80%          .80%
PIMCO Innovation...........................................     .00%        1.10%         1.10%
Met/AIM Mid Cap Core Equity................................     .00%         .90%          .90%
Met/AIM Small Cap Growth...................................     .00%        1.05%         1.05%
PIMCO Total Return.........................................     .00%         .65%          .65%
State Street Research Concentrated International...........     .00%        1.10%         1.10%

------------
*Met Investors Advisory and Met Investors Series Trust have entered into an
 Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                             MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                       FEES       EXPENSES     EXPENSES*
---------                                                    ----------    --------    ------------
VIP Equity-Income..........................................     .48%         .10%          .58%
VIP Overseas...............................................     .73%         .19%          .92%
VIP High Income............................................     .58%         .13%          .71%
VIP II Asset Manager.......................................     .53%         .11%          .64%

------------
*Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.

AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                                     MANAGEMENT    12B-1     OTHER      TOTAL ANNUAL
FUND                                                    FEES       FEES     EXPENSES      EXPENSES
----                                                 ----------    -----    --------    ------------
American Funds Growth..............................     .37%       .25%       .01%          .63%
American Funds Growth-Income.......................     .33%       .25%       .02%          .60%
American Funds Global Small Capitalization.........     .80%       .25%       .03%         1.08%

An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

                              THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

Sub-accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.

The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.

The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.

The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.

The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.

The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.

The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.

The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return, consisting principally of capital appreciation.

The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.

The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.

The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.

The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.

The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.

The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.

The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation; no consideration is given to income.

The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.

The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.

The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.

The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.

The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.

The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.

The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.

The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as a mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

MetLife Advisers, LLC (formerly New England Investment Management, LLC), is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

                SERIES                                            SUB-ADVISER
                ------                                            -----------
Zenith Equity                              N/A
State Street Research Money Market         State Street Research and Management Company
State Street Research Bond Income          State Street Research and Management Company
MFS Total Return                           Massachusetts Financial Services Company
FI Structured Equity                       Fidelity Management & Research Company

                SERIES                                            SUB-ADVISER
                ------                                            -----------
Loomis Sayles Small Cap                    Loomis, Sayles & Company, L.P.
Balanced                                   Wellington Management Company, LLP
Harris Oakmark Focused Value               Harris Associates L.P.
Davis Venture Value                        Davis Selected Advisers, L.P.*
Alger Equity Growth                        Fred Alger Management, Inc.
MFS Investors Trust                        Massachusetts Financial Services Company
MFS Research Managers                      Massachusetts Financial Services Company
FI Mid Cap Opportunities                   Fidelity Management & Research Company

------------
*Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora                     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
State Street Research Investment Trust           State Street Research and Management Company
Franklin Templeton Small Cap Growth              Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value          Neuberger Berman Management Inc.
Harris Oakmark Large Cap Value                   Harris Associates L.P.
State Street Research Large Cap Value            State Street Research and Management Company

------------
*Metropolitan Life Insurance Company became the sub-investment manager on May 1,
 2001.

Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statements of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.

                  PORTFOLIO                                         ADVISER
                  ---------                                         -------
MFS Mid Cap Growth                               Massachusetts Financial Services Company
PIMCO Innovation                                 PIMCO Equity Advisors
Met/AIM Mid Cap Core Equity                      AIM Capital Management, Inc.
Met/AIM Small Cap Growth                         AIM Capital Management, Inc.
PIMCO Total Return                               Pacific Investment Management Company LLC
State Street Research Concentrated               State Street Research and Management Company
International

Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution.

CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  USA Education, Inc.                 USA Education, Inc. since 2001; formerly, Chairman of the
  11600 Sally Mae Drive                 Board 1997-2001 of SLM Holdings.
  Reston, VA 20193
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global                 journalist, and editor.
  Television
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling, (formerly, Howard, Smith & Levin LLP)
  1330 Avenue of the Americas           in New York City.
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  580 Park Avenue                       Inc.
  New York, NY 10021
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman of Board and
  Metropolitan Life                   Chief Financial Officer of Metropolitan Life Insurance
   Insurance Co.                        Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue                    President and Chief Financial Officer 1986- 1998 of
  New York, NY 10010                    Metropolitan Life Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            Insurance Company since 1999; formerly, Senior Executive
  700 Quaker Lane                       Vice President 1998-1999; Executive Vice President
  Warwick, RI 02887                     1989-1998 of Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President of Randwell Co. since 2000 of Weld,
  Weld, ME 04285                        Maine; formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Senior Executive Vice
  Metropolitan Life                   President and Chief Administrative Officer of Metropolitan
  Insurance Company                     Life since 2001; formerly, Executive Vice President
  One Madison Avenue                    1998-2001 of Metropolitan Life Insurance Company; Director
  New York, NY 10010                    of Diversity Strategies and Development and an Associate
                                        Director of Human Resources of Paine Webber

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel -- Individual Business of
                                        Metropolitan Life Insurance since 2000; formerly Senior
                                        Vice President and Associate General Counsel 1997-2000 of
                                        NELICO.
Alan C. Leland, Jr................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000.
George J. Maloof..................    Executive Vice President of NELICO since 2001 and Senior
                                      Vice President -- NEF Distribution of Metropolitan Life
                                        Insurance Company since 2000; formerly, Senior Vice
                                        President 1996-2001 of NELICO.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.
Kathryn F. Plazak.................    Vice President, Secretary and Clerk of NELICO since 2001 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Vice President -- Public Affairs
                                        1999-2001, Second Vice President 1996-1999 of NELICO.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of PriceWaterhousecoopers
                                        LLP.
John G. Small, Jr.................    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                   Part II

                         UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office,
(b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

         The prospectus and supplement consisting of 225 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:


                    Anne M. Goggin, Esq. (see Exhibit 3(iv) below)
                    James J. Reilly, Jr., F.S.A., M.A.A.A.
                    (see Exhibit 3(iii) below)
                    Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)

         The following exhibits:

               1.A.(1)                January 31, 1983 resolution of the Board
                                      of Directors of NEVLICO 5
                   (2)                None
                   (3)  (a)           Distribution Agreement between NEVLICO
                                      and NELESCO 6
                        (b)(I)        Form of Contract between NELICO and its
                                      General Agents 5

                                (ii)  Form of contract between NELICO and its
                                      Agents 6
                        (c)           Commission Schedule for Policies 11
                        (d)           Form of contract among NES, NELICO and
                                      other broker dealers 4
                   (4)                None
                   (5)  (a)           Two Specimens of Policy, including the
                                      Application 10
                        (b)           Additional Application 5
                        (c)           Riders to Policy 11
                        (d)           Additional Riders to Policy 5
                        (e)           Split Option Rider 7
                        (f)           Additional Riders to Policy 13
                        (g)           Endorsement to Policy 15
                   (6)  (a)           Amended and restated Articles of
                                      Organization of NELICO 3
                        (b)           Amended and restated By-Laws of NELICO 4
                        (c)           Amendments to the Amended and restated
                                      Articles of Organization 8
                        (d)           Amended and Restated By-Laws of NELICO
                                      14
                   (7)                None
                   (8)                None
                   (9)                None
          2.                          See Exhibit 3(i)
          3.            (i)           Opinion and Consent of H. James
                                      Wilson,Esq. 11
                        (ii)          Opinion and Consent of Anne M. Goggin,
                                      Esq. 13
                        (iii)         Opinion and Consent of James J. Reilly,
                                      Jr. F.S.A., M.A.A.A.
                        (iv)          Consent of Anne M. Goggin, Esquire
          4.                          None
          5.                          Inapplicable
          6.                          Consent of Sutherland Asbill & Brennan
                                      LLP
          7.                          Powers of Attorney 13
          8.                          Inapplicable
          9.                          Inapplicable
          10.                         Inapplicable
          11.                         Consent of Independent Auditor
          12.                         Schedule for computation of performance
                                      quotations 6
          13.           (i)           Consolidated memorandum describing
                                      certain procedures, filed pursuant to
                                      Rule 6e-2(b)(12)(ii) and Rule
                                      6e-3(T)(b)(12)(iii) 6

          13.           (ii)          Addendum to Consolidated memorandum
                                      describing certain procedures, filed
                                      pursuant to Rule 6e-3(T)(b)(12)(iii) 2
                       (iii)          Second Addendum to Consolidated
                                      Memorandum 9
          14.           (i)           Participation Agreement among Variable
                                      Insurance Products Fund, Fidelity
                                      Distributors Corporation and New England
                                      Variable Life Insurance Company 6
                        (ii)          Amendment No. 1 to Participation
                                      Agreement among Variable Insurance
                                      Products Fund, Fidelity Distributors
                                      Corporation and New England Variable
                                      Life Insurance Company 1
                       (iii)          Participation Agreement among Variable
                                      Insurance Products Fund II, Fidelity
                                      Distributors Corporation and New England
                                      Variable Life Insurance Company 1
                        (iv)          Participation Agreement among
                                      Metropolitan Series Fund, Inc.,
                                      Metropolitan Life Insurance Company and
                                      New England Life Insurance Company 12
                        (v)           Participation Agreement among New
                                      England Zenith Fund, New England
                                      Investment Management, Inc., New England
                                      Securities Corporation and New England
                                      Life Insurance Company 12
                        (vi)          Amendment No. 2 to Participation
                                      Agreement among Variable Insurance
                                      Products Fund, Fidelity Distributors
                                      Corporation and New England Life
                                      Insurance Company 13
                       (vii)          Amendment No. 1 to Participation
                                      Agreement among Variable Insurance
                                      Products Fund II, Fidelity Distributors
                                      Corporation and New England Life
                                      Insurance Company 13
                       (viii)         Participation Agreement among Met
                                      Investors Series Trust, Met Investors
                                      Advisory Corp., Met Investors
                                      Distributors Inc. and New England Life
                                      Insurance Company 16
                        (ix)          Participation Agreement among American
                                      Funds Insurance Series, Capital Research and Management Company and New England
                                      Life Insurance Company 15

-----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed April 26, 1996.

3 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed April 30, 1998.

8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

10 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed October 20, 1999.

11 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed March 6, 2000.

12 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

14 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

15 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

16 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2002.

                                  New England Variable Life Separate
                                      Account(Registrant)

                                  By:   New England Life Insurance Company
                                          (Depositor)


                                  By:     /s/ Anne M. Goggin
                                       -------------------------------------
                                           Anne M. Goggin
                                           Senior Vice President and
                                             General Counsel


Attest:


/s/ John E. Connolly, Jr.
------------------------------------
  John E. Connolly, Jr.
         Counsel

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2002.


                                                     New England Life Insurance
           Company
(Seal)


Attest:/s/ John E. Connolly, Jr.          By:      /s/ Anne M. Goggin
       -------------------------             ---------------------------------
           John E. Connolly, Jr.                   Anne M. Goggin
              Counsel                              Senior Vice President and
                                                   General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2002.

       *                                Chairman, President and
----------------------                  Chief Executive Officer
James M. Benson

       *                                        Director
----------------------
Susan C. Crampton

       *                                        Director
----------------------
Edward A. Fox

       *                                        Director
----------------------
George J. Goodman

       *                                        Director
----------------------
Evelyn E. Handler

       *                                        Director
----------------------
Philip K. Howard, Esq.

       *                                        Director
----------------------
Bernard A. Leventhal

       *                                        Director
----------------------
Thomas J. May

       *                                        Director
----------------------
Stewart G. Nagler

       *                                        Director
----------------------
Catherine A. Rein

       *                                  Executive Vice President,
----------------------                   Chief Financial Officer and
David Y. Rogers                            Chief Accounting Officer


       *                                           Director
----------------------
Rand N. Stowell

       *                                           Director
----------------------
Lisa M. Weber


                                            By: /s/ Marie C. Swift
                                                -----------------------
                                                     Marie C. Swift, Esq.
                                                       Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 of the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                 EXHIBIT LIST


                                                              Sequentially
Exhibit Number                    Title                       Numbered Page*
--------------                    -----                       --------------

 3.    (iii)        Opinion and Consent of James J.
                    Reilly, Jr., F.S.A., M.A.A.A.

 3.    (iv)         Consent of Anne M. Goggin, Esq.

 6.                 Consent of Sutherland Asbill &
                    Brennan LLP

 11.                Consent of the Independent Auditor





---------
* Page numbers inserted on manually-signed copy only.